UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

BNC BANCORP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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	(4)	Proposed maximum aggregate value of the transaction:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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	(2)	Form, Schedule or Registration Statement No.:

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	(4)	Date Filed:

1226 Eastchester Drive

High Point, NC 27265

(336) 869-9200

June 26, 2012

To our shareholders:

You are cordially invited to attend a special meeting of shareholders of BNC Bancorp (the “Company”) to be held on Tuesday, July 17, 2012, at 3:00 p.m. Eastern Time at the Company’s administrative office, located at 1226 Eastchester Drive, High Point, North Carolina 27265. The attached notice of special meeting of shareholders and proxy statement describe the formal business to be transacted at the special meeting. At the meeting, you will be asked to approve a proposal described herein primarily for the purpose of satisfying Nasdaq Marketplace Rule 5635 (“Rule 5635”).

The proposal seeks shareholder approval under Rule 5635 for the issuance of shares of common stock upon (i) the conversion of our recently issued Mandatorily Convertible Cumulative Non-Voting Preferred Stock, Series C (“Series C Preferred Stock”), (ii) the conversion of our recently issued Mandatorily Convertible Cumulative Non-Voting Preferred Stock, Series B-1 (“Series B-1 Preferred Stock” and together with the Series C Preferred Stock, the “Preferred Stock”), and (iii) the conversion of the non-voting common stock issued upon the conversion of the Series B-1 Preferred Stock (the “Proposal”). The terms of the Preferred Stock also require us to seek shareholder approval of these items.

Our Board of Directors has determined that the Proposal is in the best interest of the Company and our shareholders. For the reasons set forth in the proxy statement, the Board of Directors unanimously recommends a vote “FOR” the Proposal.

The vote required to approve the Proposal is the affirmative vote of a majority of the total votes cast in person or by proxy and entitled to vote on the matter. Your attendance at the special meeting and your affirmative vote on the Proposal is important, and we appreciate your continued support. Our directors and executive officers will be present at the special meeting to respond to any questions that you may have.

Even if you plan to attend the special meeting in person, we encourage you to vote your shares ahead of time by using the enclosed proxy card. This will ensure that your voting preference will be represented at the meeting. If you attend the meeting and prefer to vote in person, you may do so. The attached proxy statement explains more about proxy voting and the Proposal on which you will be voting. Please read it carefully.

We look forward to seeing you at the special meeting of shareholders on July 17, 2012.

Sincerely

W. Swope Montgomery, Jr.

President and Chief Executive Officer

PLEASE VOTE BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY

PURSUANT TO THE INSTRUCTIONS ON THE PROXY CARD

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1226 Eastchester Drive

High Point, NC 27265

(336) 869-9200

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

 To Be Held on July 17, 2012

NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the “Special Meeting”) of BNC Bancorp (the “Company”) will be held at the Company’s administrative office, located at 1226 Eastchester Drive, High Point, North Carolina 27265, on Tuesday, July 17, 2012 at 3:00 p.m., Eastern Time.

The purpose of the Special Meeting is to consider and vote upon the following matters described in this notice and in more detail in the accompanying proxy statement:

1.	To approve, for purposes of Nasdaq Rule 5635 and the terms of our Preferred Stock, (i) the conversion of our Mandatorily Convertible Cumulative Non-Voting Preferred Stock, Series C, (ii) the conversion of our Mandatorily Convertible Cumulative Non-Voting Preferred Stock, Series B-1, and (iii) the conversion of the non-voting common stock issued upon the conversion of the Series B-1 Preferred Stock, into shares of common stock; and

2.	Such other matters as may properly come before the Special Meeting, or any adjournments thereof.

Our Board of Directors is not aware of any other business to come before the Special Meeting.

Our Board of Directors has determined that the matters to be considered at the Special Meeting are in the best interest of the Company and our shareholders. For the reasons set forth in the proxy statement, the Board of Directors unanimously recommends a vote “FOR” the Proposal.

In the event there are not sufficient shares present in person or by proxy to constitute a quorum or to approve the Proposal at the time of the Special Meeting, the meeting may be adjourned in order to permit further solicitation of proxies by the Company. Only holders of record of our common stock at the close of business on June 1, 2012 are entitled to notice of, and to vote at, the Special Meeting or any adjournment of the meeting.

A form of proxy is enclosed to enable you to vote your shares at the Special Meeting. You are urged, regardless of the number of shares you hold, to complete, sign, date and return the proxy promptly. A return envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.

By Order of the Board of Directors,

W. Swope Montgomery, Jr.
President and Chief Executive Officer
High Point, North Carolina
June 26, 2012

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TABLE OF CONTENTS

GENERAL INFORMATION	1

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS	2

PROPOSAL	3

CAPITALIZATION	12

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	13

PROPOSALS FOR 2013 ANNUAL MEETING	15

OTHER BUSINESS	15

WHERE YOU CAN FIND MORE INFORMATION	16

APPENDIX A – ARTICLES OF AMENDMENT FOR THE MANDATORILY CONVERTIBLE CUMULATIVE NON-VOTING PREFERRED STOCK, SERIES B-1	A-1

APPENDIX B – ARTICLES OF AMENDMENT FOR THE MANDATORILY CONVERTIBLE CUMULATIVE NON-VOTING PREFERRED STOCK, SERIES C	B-1

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1226 Eastchester Drive

High Point, NC 27265

(336) 869-9200

PROXY STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 17, 2012

GENERAL INFORMATION

Time, Date and Place

We are furnishing this proxy statement to the shareholders of BNC Bancorp (the “Company”) in connection with the solicitation of proxies by the Company to be voted at the special meeting of shareholders, and at any adjournments thereof, to be held at the Company’s administrative office located at 1226 Eastchester Drive, High Point, North Carolina 27265, on Tuesday, July 17, 2012, at 3:00 p.m. Eastern Time (the “Special Meeting”). We are first mailing this proxy statement and the accompanying proxy card to shareholders on or about June 26, 2012.

As used in this proxy statement, the terms “the Company,” “we,” “our” and “us” all refer to BNC Bancorp. The terms “you” and “your” refer to the shareholders of the Company.

Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to Be Held July 17, 2012. The Notice and Proxy Statement are also available at: http://www.cfpproxy.com/4861sm. You may access the above off-site website by going to www.bankofnc.com and clicking on the link.

Any shareholder who executes the form of proxy referred to in this proxy statement may revoke it at any time before it is exercised. The proxy may be revoked by giving written notice to our Secretary of such revocation, by executing and delivering to our Secretary a proxy bearing a later date, or by attending the Special Meeting and voting in person. Whether or not you plan to attend, please complete, sign, date and return the accompanying proxy card in the enclosed postage-paid envelope.

The cost of preparing, assembling and mailing this proxy statement and the form of proxy will be borne by us. Our directors, officers and employees may also solicit proxies personally or by mail, telephone or facsimile. No compensation will be paid for such solicitations. In addition, we will bear the reasonable expenses of brokerage houses and other custodians, nominees and fiduciaries who, at our request, may send proxies and proxy solicitation material to their clients and principals. This proxy statement is first being made available to our shareholders on or about June 26, 2012.

Voting Securities Outstanding; Vote Required for the Proposal

Our Board of Directors (the “Board”) has fixed the close of business on June 1, 2012 as the record date and time for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and at any adjournments thereof. As of such date, 9,134,438 shares of our common stock, no par value, were outstanding. All of such shares are eligible to be voted on each matter currently scheduled to come before the Special Meeting, and no other outstanding shares of our capital stock are eligible to be voted at the Special Meeting. All shares of our common stock represented by valid proxies received pursuant to this solicitation, and not revoked before they are exercised, will be voted in the manner specified. If no specification is made, properly executed and returned proxies will be voted “FOR” approval of the Proposal. Management is not aware of any matters, other than those specified herein, that will be presented for action at the Special Meeting. If other matters are properly presented at the Special Meeting for consideration, the agents named on the proxy card will have the discretion to vote on those matters for you.

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Our Bylaws provide that the presence in person or by proxy of the holders of a majority of the outstanding shares of common stock entitled to vote at the Special Meeting is necessary to constitute a quorum at the Special Meeting and at any adjournments thereof. Signed proxies that reflect abstentions or broker non-votes (as described below) will be counted for purposes of determining if a quorum is present at the Special Meeting. If a quorum is not present or represented at the Special Meeting, the chairman of the meeting or the shareholders holding a majority of the shares of common stock entitled to vote, present in person or represented by proxy, have the power to adjourn the meeting from time to time without notice, other than an announcement at the meeting, until a quorum is present or represented. Our directors, officers and employees may solicit proxies for the reconvened meeting in person or by mail or telephone. At any such reconvened meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally scheduled.

Brokers that are members of certain securities exchanges and who hold shares of our common stock in street name on behalf of beneficial owners have authority to vote on certain items when they have not received instructions from beneficial owners. The Proposal in this proxy statement is considered a “non-discretionary” item, and a “broker non-vote” occurs when brokers do not receive voting instructions from beneficial owners with respect to the Proposal.

The Board urges you to promptly vote by completing, dating and signing the accompanying proxy card and returning it in the enclosed postage-paid envelope, or, if you hold your stock in “street name” through a bank or broker, by contacting your bank or broker and following the voting instructions of your bank or broker.

Assuming the existence of a quorum at the Special Meeting, the Proposal will be approved if the votes cast in favor of the Proposal exceed the votes cast against the Proposal. Abstentions and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on the outcome of the vote on the Proposal.

The Board recommends that shareholders vote “FOR” the Proposal. The Board and executive management intend to vote their shares in favor of the Proposal. Your vote is very important! Please promptly return your proxy card.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this proxy statement constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and are including this statement for purposes of invoking these safe harbor provisions. You can identify these statements from our use of the words “plan,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target,” “is likely,” “will,” and similar expressions. These forward-looking statements may include, among other things:

•	statements and assumptions relating to financial performance;

•	statements relating to the anticipated effects on results of operations or financial condition from recent or future developments or events;

•	statements relating to our capital raising activities, business and growth strategies and our regulatory capital levels; and

•	any other statements, projections or assumptions that are not historical facts.

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Forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause our actual results, performance or achievements, or industry results, to differ materially from our expectations of future results, performance or achievements expressed or implied by these forward-looking statements. In addition, our past results of operations do not necessarily indicate our future results. We discuss these and other uncertainties in the “Risk Factors” sections of our Annual Report on Form 10-K for the year ended December 31, 2011, as well as in any future filings we may make from time to time. For information on these documents and how to obtain a copy, please see “Where You Can Find More Information” in this proxy statement. We undertake no obligation to update publicly any of these statements in light of future events.

PROPOSAL

Background of the Proposal

On June 8, 2012, we issued and sold 29,315 shares of our newly authorized Mandatorily Convertible Cumulative Non-Voting Preferred Stock, Series B-1 (“Series B-1 Preferred Stock”) at a purchase price of $1,000 per share and 43,185 shares of our Mandatorily Convertible Cumulative Non-Voting Preferred Stock, Series C (“Series C Preferred Stock, and together with the Series B-1 Preferred Stock, the “Preferred Stock”) at a purchase price of $1,000 per share. The terms of the Series B-1 Preferred Stock and the Series C Preferred Stock are identical except that the Series B-1 Preferred Stock converts into our non-voting common stock and the Series C Preferred Stock converts into our voting common stock.

We raised $72.5 million in the private placement described above. We paid approximately $3.4 million in fees to our financial advisors who acted as placement agents in the private placement. In connection with the offering of the Preferred Stock, three of our directors, Thomas R. Sloan, Joseph M. Coltrane, Jr. and Robert A. Team, Jr., directly or through their affiliates, invested in the Preferred Stock on the same terms and conditions negotiated by independent unaffiliated third party investors. In addition, Aquiline BNC Holdings LLC, an affiliate of Aquiline Capital Partners LLC, of which our director G. Kennedy Thompson is a Principal, participated in the private placement. See “Certain Interests of Certain Directors in the Proposal.”

The purpose of the private placement was to raise funds for general corporate purposes, including providing a significant amount of capital to our subsidiary, Bank of North Carolina, and to provide support and flexibility for continued growth. We have experienced steady, primarily organic growth over our twenty-one year history. With numerous banks still in a weakened condition because of the slow rebound of the economy, we decided to expand our franchise through beneficial acquisitions. In 2010, we acquired one institution and in 2011, we acquired two other institutions, with the acquisition of a third institution expected to close in the second or third quarter of 2012. On June 4, 2012, we announced the proposed acquisition of First Trust Bank for approximately $35 million in stock and cash. The proceeds from the private placement are not being used for any specific acquisition.

The private placement was exempt from Securities and Exchange Commission registration pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder.

The Board recommends that shareholders vote “FOR” the Proposal so that the Preferred Stock will convert automatically into shares of voting and non-voting common stock, thereby strengthening our common equity base as planned. Following the receipt of shareholder approval:

•	each share of Series B-1 Preferred Stock will automatically convert into shares of our non-voting common stock at an initial conversion price of $7.00035 per share, subject to customary anti-dilution adjustments. Accordingly, the conversion of the Series B-1 Preferred Stock would result in the issuance of 4,187,647 shares of our non-voting common stock, which, in turn, is convertible in certain circumstances as provided in our Articles of Incorporation, on a one-for-one basis, into 4,187,647 shares of our voting common stock; and

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•	each share of Series C Preferred Stock will automatically convert into shares of our voting common stock at an initial conversion price of $7.00035 per share, subject to customary anti-dilution adjustments. Accordingly, the conversion of the Series C Preferred Stock would result in the issuance of 6,168,976 shares of our voting common stock.

The closing price of our common stock on May 31, 2012, the day the Preferred Stock offering was priced, was $7.73 per share on the NASDAQ Capital Market. On May 31, 2012, we had 9,134,438 shares of common stock outstanding.

The material terms of our Series C Preferred Stock, Series B-1 Preferred Stock, common stock and non-voting common stock are discussed below.

Shareholder Approval Requirements

NASDAQ Rule 5635. Because our common stock is listed on the NASDAQ Capital Market, we are subject to the NASDAQ Stock Market Rules. NASDAQ Rule 5635 (“Rule 5635”) requires shareholder approval prior to the issuance of securities in connection with a transaction, other than a public offering, involving the sale, issuance or potential issuance by a company of common stock, or securities convertible into or exercisable for common stock, equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book value or market value of the stock. As discussed below, the issuance of the Preferred Stock exceeds the 20% limitation and thus, requires shareholder approval under Rule 5635 prior to any conversion of the Series C Preferred Stock and the non-voting common stock underlying the Series B-1 Preferred Stock into shares of our common stock.

The 6,168,976 shares of our common stock issuable upon conversion of the Series C Preferred Stock together with the 4,187,647 shares of our common stock issuable upon conversion of our non-voting common stock underlying the Series B-1 Preferred Stock will exceed 19.99% of the number of shares of our common stock and voting power outstanding prior to the private placement. The $7.00035 per share conversion price for the Series C Preferred Stock is less than the book value per share of our common stock. The book value of our common stock was $12.93 per share based on our shareholders’ equity divided by the total number of common shares outstanding as shown in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2012, our most recent public filing with the SEC prior to the close of the private placement. In addition, the $7.00035 per share conversion price for the Series C Preferred Stock is less than $7.73, which was the consolidated closing bid price of our common stock as reported by NASDAQ on May 31, 2012, the trading day immediately prior to the execution of agreements to purchase the Preferred Stock.

Accordingly, shareholder approval is required pursuant to Rule 5635 because the 20% limitation will be exceeded upon conversion of the Series C Preferred Stock and the non-voting common stock underlying the Series B-1 Preferred Stock into shares of our common stock.

Rule 5635 also requires that a listed company obtain shareholder approval prior to an issuance of common stock when, as a result of an issuance, an investor would own, or have the right to acquire, 20% or more of the outstanding shares of common stock or voting power or securities convertible into common stock or would otherwise acquire control of the company as determined under Rule 5635. If the Proposal is approved, then, upon conversion of the Preferred Stock, Aquiline will own greater than 20% of our outstanding common stock (but not more than 9.9% of our outstanding voting common stock) and have the largest ownership position in the Company.

Rule 5635 also requires shareholder approval for certain equity compensation arrangements. Under NASDAQ interpretations of Rule 5635, the issuance of common stock or securities convertible into or exercisable for common stock by the company to its directors in a private placement at a price less than the market value of the stock is considered a form of “equity compensation” by NASDAQ and requires shareholder approval. The private placement was priced at a conversion price of $7.00035 per share. The closing bid price of our common stock on the NASDAQ Capital Market immediately preceding the time we executed agreements to purchase the Preferred Stock was $7.73 per share.

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Four members of our Board of Directors, or their affiliates, purchased Preferred Stock in the private placement. These directors, or their affiliates, invested in the private placement of the Preferred Stock on the same terms and conditions negotiated by independent unaffiliated third party investors. However, since the sale of the securities to these directors (or their affiliates) was at a price less than the market value of the stock, the sale is considered a form of “equity compensation” under NASDAQ interpretations of Rule 5635 and requires shareholder approval. The 2008 Thomas R. Sloan Living Trust, an affiliate of our chairman, Thomas R. Sloan, purchased 200 shares of our Series C Preferred Stock, and Sloan Capital Company, LLC, another affiliate of Mr. Sloan, purchased 200 shares of Series C Preferred Stock. Mr. Team purchased 35 shares of Series C Preferred Stock and Mr. Coltrane purchased 70 shares of Series C Preferred Stock. Aquiline BNC Holdings LLC (“Aquiline”), an affiliate of Aquiline Capital Partners LLC, a New York based financial services private equity firm, purchased 21,115 shares of Series B-1 Preferred Stock and 4,300 shares of Series C Preferred Stock. Mr. Thompson, a member of the Board, is a Principal of Aquiline Capital Partners LLC.

Terms of the Preferred Stock. In addition to NASDAQ Rule 5635, the Articles of Amendment establishing each of the Series C Preferred Stock and the Series B-1 Preferred Stock require us to seek shareholder approval of (i) the conversion of the Series C Preferred Stock into shares of our common stock; (ii) the conversion of the Series B-1 Preferred Stock into shares of our non-voting common stock, and (iii) the conversion of shares of our non-voting common stock issued upon the conversion of the Series B-1 Preferred Stock into our common stock. The Articles of Amendment for each of the Series B-1 Preferred Stock and the Series C Preferred Stock are attached hereto as Appendix A and Appendix B, respectively.

Consequences if the Proposal is Approved

Conversion of Preferred Stock into Common Stock. Each share of Series B-1 Preferred Stock will automatically convert into shares of our non-voting common stock and each share of Series C Preferred Stock will automatically convert into shares of our voting common stock on the third business day following the date on which shareholder approval is obtained. Each outstanding share of Preferred Stock will automatically convert into such number of shares of common stock as determined by dividing (i) $1,000 (the purchase price per share of the Preferred Stock) by (ii) the conversion price of the Preferred Stock then in effect, subject to certain adjustments. The initial conversion price of the Preferred Stock is $7.00035 per share.

Rights of Investors. If shareholder approval is received, the rights and privileges associated with our voting common stock issued upon the conversion of the Series C Preferred Stock will be identical to the rights and privileges associated with the common stock held by our existing common shareholders. The rights and privileges associated with the non-voting common stock issued upon conversion of the Series B-1 Preferred Stock will be identical to the rights and privileges associated with the non-voting common stock as contained in our Articles of Incorporation.

Dilution. We will issue, through the conversion of the Preferred Stock, 4,187,647 shares of non-voting common stock and 6,168,976 shares of voting common stock. As a result, we expect there to be a dilutive effect on both the earnings per share of our common stock and the book value per share of our common stock. In addition, our existing shareholders will own a smaller percentage of our outstanding capital stock. Our existing shareholders will also incur a dilution to their voting interests in connection with the conversion to the Series C Preferred Stock. See “Capitalization.”

Elimination of Dividend and Liquidation Rights of Holders of Preferred Stock. Upon shareholder approval and conversion of the Preferred Stock, all shares of the Preferred Stock will be cancelled. As a result, approval of the Proposal will result in the elimination of the dividend rights and liquidation preference existing in favor of the Preferred Stock. See “Description of Series C Preferred Stock” and “Description of Series B-1 Preferred Stock.”

Improved Balance Sheet and Regulatory Capital. Upon consummation of the private placement, we received aggregate gross proceeds of $72.5 million, which strengthened our balance sheet and regulatory capital levels. The conversion of the Preferred Stock will also further strengthened certain of our key capital measures related to common shareholders’ equity.

Market Effects. Despite the existence of certain restrictions on transfer, the issuance of shares of our common stock upon conversion of the Preferred Stock may impact trading patterns and adversely affect the market price of our common stock. If significant quantities of our common stock that are issued upon conversion of the Preferred Stock or the conversion of our non-voting common stock are sold (or if it is perceived that they may be sold) into the public market, the trading price of our common stock could be adversely affected.

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Consequences if the Proposal is Not Approved

The Preferred Stock Will Remain Outstanding. Unless shareholder approval is received or unless our shareholders approve a similar proposal at a subsequent meeting, the Preferred Stock will remain outstanding in accordance with its terms.

Continued Dividend Payment. If shareholder approval is not obtained and the Preferred Stock is not converted into our common stock, the shares of Preferred Stock will remain outstanding (absent subsequent shareholder approval to convert the Preferred Stock into our common stock). For so long as such shares remain outstanding, we will be required to accrue and pay dividends on the Preferred Stock as summarized below and as set forth in the Articles of Amendment attached hereto.

Potential Market Effects. As with any dividend, there is no assurance that we will be able to pay such dividends and, if we are unable to pay such dividends as scheduled, the market perception could have a serious adverse impact on the price of our common stock. In addition, failure to convert the Preferred Stock could result in our being in violation of current Federal Reserve capital guidelines and result in us being subject to increased regulatory supervision.

Restriction on Payment of Dividends. For as long as the Preferred Stock remains outstanding, if full dividends payable on all outstanding shares of the Preferred Stock have not been declared and paid, or declared and a sum sufficient for payment of those dividends been set aside, we will not be permitted to: (i) declare and pay or set aside for payment or declare and make or set aside for payment any distribution of assets, including dividends, on any of our junior securities, or (ii) repurchase, redeem, or acquire any of our junior securities, or (iii) repurchase, redeem, or acquire any parity securities, subject to limited exceptions.

Participation in Dividends on Common Stock. So long as any shares of Preferred Stock are outstanding, if we declare any dividends on our common stock or make any other distribution to our common shareholders, the holders of the Preferred Stock will be entitled to participate in such distribution on an as-converted basis.

Liquidation Preference. For as long as the Preferred Stock remains outstanding, it will retain a senior liquidation preference over shares of our Mandatorily Convertible Non-Voting Preferred Stock, Series B (the “Series B Preferred Stock”) and common stock in connection with any liquidation of us and, accordingly, no payments will be made to holders of our common stock upon any liquidation of us unless the full liquidation preference on the Preferred Stock is paid.

Certain Interests of Certain Directors in the Proposal

The difference between the $7.00035 conversion price of the Preferred Stock and the $7.73 market price of our common stock on the date we executed the purchase agreements in the private placement is $0.72965 per share. Upon conversion of the 505 shares of Series C Preferred Stock purchased by Messrs. Sloan, Coltrane and Team (or their affiliates), we will issue 72,138 shares of our common stock to the directors (or their affiliates) as follows: 57,140 shares to affiliates of Mr. Sloan, 9,999 shares to Mr. Coltrane and 4,999 shares to Mr. Team. Based on these converted share amounts, the deemed compensation under the NASDAQ interpretation of Rule 5635 ($0.72965 per share) is $41,692 for Mr. Sloan, $7,296 for Mr. Coltrane and $3,648 for Mr. Team. These directors purchased their shares of Series C Preferred Stock at the same price and on the same terms and conditions as other independent unaffiliated third party investors in the Series C Preferred Stock.

Upon conversion of the 4,300 shares of Series C Preferred Stock purchased by Aquiline, an affiliate of Aquiline Capital Partners LLC, of which Mr. Thompson is a Principal, we will issue 614,255 shares of our common stock to Aquiline.  Upon conversion of the 21,115 shares of Series B-1 Preferred Stock purchased by Aquiline, and assuming conversion of the non-voting common stock into our common stock, we will issue 3,016,277 shares of our voting common stock to Aquiline. Based on these converted share amounts, the deemed compensation under the NASDAQ interpretation of Rule 5635 ($0.72965 per share) is $2,649,018 for Aquiline. Aquiline purchased its shares of Series C Preferred Stock and Series B-1 Preferred Stock at the same price and on the same terms and conditions as other independent unaffiliated third party investors in the Series C Preferred Stock and Series B-1 Preferred Stock.

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Description of Series C Preferred Stock

The following is a summary of the material terms and provisions of the preferences, limitations, voting powers and relative rights of the Series C Preferred Stock as listed in the Articles of Amendment filed by the Company with the Secretary of State of the State of North Carolina. The Articles of Amendment are included as Appendix B attached to this proxy statement and are incorporated by reference herein. Shareholders are urged to carefully read the Articles of Amendment in its entirety. Although we believe this summary covers the material terms and provisions of the Series C Preferred Stock as contained in the Articles of Amendment, it may not contain all of the information that is important to you.

Authorized Shares, Par Value and Liquidation Preference. We have designated 43,185 shares as “Mandatorily Convertible Cumulative Non-Voting Preferred Stock, Series C,” which have no par value per share and a liquidation preference of $1,000 per share. All of the shares of Series C Preferred Stock were issued in the private placement on June 8, 2012.

Mandatory Conversion. The Series C Preferred Stock will automatically convert into shares of our common stock as of the close of business on the third business day following the approval by the holders of our common stock of the conversion of the Series C Preferred Stock into common stock as required by the Articles of Amendment for the Series C Preferred Stock. Assuming shareholder approval of the Proposal at the Special Meeting, the number of shares of common stock into which each share of Series C Preferred Stock shall be converted will be determined by dividing the $1,000 per share purchase price and liquidation preference by the initial conversion price of $7.00035 per share. The conversion price of the Series C Preferred Stock is subject to customary anti-dilution adjustments, including in connection with stock dividends and distributions and stock splits, subdivisions and combinations.

Dividends. Each share of the Preferred Stock will initially bear a dividend that mirrors any dividend payable on shares of Common Stock. In addition, each share of the Series C Preferred Stock will bear a dividend (i) at the rate of 12% per annum for the dividend period beginning on September 30, 2012 and ending on December 31, 2012 and (ii) at the rate of 15% per annum for the dividends accruing during all quarterly dividend periods beginning on or subsequent to December 31, 2012. If the mandatory conversion date is prior to any record date, the holder of shares of Preferred Stock will not have the right to receive any dividends on the Preferred Stock with respect to such record date.

Participation in Dividends on Common Stock. So long as any shares of Series C Preferred Stock are outstanding, if we declare any dividends on our common stock or make any other distribution to our common shareholders, the holders of the Series C Preferred Stock will be entitled to participate in such distribution on an as-converted basis.

Ranking. The Series C Preferred Stock ranks on parity with our Fixed Rate Cumulative Perpetual Preferred Stock, Series A (the “Series A Preferred Stock”) and the Series B-1 Preferred Stock and senior to the Series B Preferred Stock, our common stock, no par value per share, our non-voting common stock, no par value per share, and each other class or series of our capital stock, the terms of which do not expressly provide that it ranks on parity with or senior to the Series C Preferred Stock, outstanding or established after the date on which the Series C Preferred Stock was issued.

Voting Rights. Shares of the Series C Preferred Stock generally have no voting rights other than as required by law except that the approval of the holders of a majority of the Series C Preferred Stock, voting as a single class, will be required with respect to certain matters, including (i) charter amendments adversely affecting the rights, preferences or privileges of the Series C Preferred Stock and (ii) the creation of any series of senior equity securities.

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Liquidation. In the event of any liquidation, dissolution or winding-up, the holders of the Series C Preferred Stock will be entitled to receive liquidating distributions in an amount equal to the greater of (i) $1,000 per share, plus an amount equal to any accrued but unpaid dividends and (ii) 110% of the payment or distribution to which such holders would be entitled if the Series C Preferred Stock were converted into common stock immediately before such liquidation, dissolution or winding-up, out of assets legally available for distribution our shareholders, before any distribution of assets is made to the holders of our common stock, our non-voting common stock or any other junior securities.

Anti-dilution Provisions. The conversion price of the Series C Preferred Stock is also subject to customary anti-dilution adjustments.

Redemption. The Series C Preferred Stock is not redeemable by the holders, but may be redeemed by us after June 30, 2017 at a redemption price per share payable in cash equal to the greater of (i) 125% of the sum of (A) the liquidation preference, plus (B) all declared and unpaid dividends up to, but not including, the date fixed for redemption and (ii) 110% of (A) the number of shares of common stock into which a share of Series C Preferred Stock would be convertible on the trading day immediately prior to the date fixed for redemption (assuming receipt of shareholder approvals) multiplied by (B) the closing price of the common stock on such trading day.

Preemptive Rights. Holders of the Series C Preferred Stock have no preemptive rights.

Reorganization Event. If we enter into a transaction constituting a consolidation or merger of the Company or similar transaction or any sale or other transfer of all or substantially all of our consolidated assets and our subsidiaries, taken as a whole (in each case pursuant to which our common stock will be converted into cash, securities or other property) or for certain reclassifications or exchanges of our common stock, then each share of the Series C Preferred Stock will convert, effective on the day on which such share would automatically convert into our common stock, into the securities, cash and other property receivable in the transaction by the holder of the number of shares of common stock into which such share of Series C Preferred Stock would then be convertible, assuming receipt of any applicable regulatory approval.

Description of Series B-1 Preferred Stock

The following is a summary of the material terms and provisions of the preferences, limitations, voting powers and relative rights of the Series B-1 Preferred Stock as listed in the Articles of Amendment filed by the Company with the Secretary of State of the State of North Carolina. The Articles of Amendment are included as Appendix A attached to this proxy statement and are incorporated by reference herein. Shareholders are urged to carefully read the Articles of Amendment in its entirety. Although we believe this summary covers the material terms and provisions of the Series B-1 Preferred Stock as contained in the Articles of Amendment, it may not contain all of the information that is important to you.

Authorized Shares, Par Value and Liquidation Preference. We have designated 29,315 shares as “Mandatorily Convertible Cumulative Non-Voting Preferred Stock, Series B-1,” which have no par value per share and a liquidation preference of $1,000 per share. All of the shares of Series B-1 Preferred Stock were issued in the private placement on June 8, 2012.

Mandatory Conversion. The Series B-1 Preferred Stock will automatically convert into shares of non-voting common stock as of the close of business on the third business day following the approval by the holders of our common stock of the conversion of the Series B-1 Preferred Stock into non-voting common stock as required by the Articles of Amendment for the Series B-1 Preferred Stock. Assuming shareholder approval of the Proposal at the Special Meeting, the number of shares of non-voting common stock into which each share of Series B-1 Preferred Stock shall be converted will be determined by dividing the $1,000 per share purchase price and liquidation preference by the initial conversion price of $7.00035 per share. The conversion price of the Series B-1 Preferred Stock is subject to customary anti-dilution adjustments, including in connection with stock dividends and distributions and stock splits, subdivisions and combinations.

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                 Dividends.  Each share of the Preferred Stock will initially bear a dividend that mirrors any dividend payable on shares of Common Stock. In addition, each share of the Series B-1 Preferred Stock will bear a dividend (i) at the rate of 12% per annum for the dividend period beginning on September 30, 2012 and ending on December 31, 2012 and (ii) at the rate of 15% per annum for the dividends accruing during all quarterly dividend periods beginning on or subsequent to December 31, 2012. If the mandatory conversion date is prior to any record date, the holder of shares of Preferred Stock will not have the right to receive any dividends on the Preferred Stock with respect to such record date.

                 Participation in Dividends on Common Stock.   So long as any shares of Series B-1 Preferred Stock are outstanding, if we declare any dividends on our common stock or make any other distribution to our common shareholders, the holders of the Series B-1 Preferred Stock will be entitled to participate in such distribution on an as-converted basis.

                 Ranking.   The Series B-1 Preferred Stock ranks on parity with the Series A Preferred Stock and the Series C Preferred Stock and senior to the Series B Preferred Stock, our common stock, no par value per share, our non-voting common stock, no par value per share, and each other class or series of capital stock of the Company, the terms of which do not expressly provide that it ranks on parity with or senior to the Series B-1 Preferred Stock, outstanding or established after the date on which the Series B-1 Preferred Stock was issued.

                 Voting Rights.   Shares of the Series B-1 Preferred Stock generally have no voting rights other than as required by law except that the approval of the holders of a majority of the Series B-1 Preferred Stock, voting as a single class, will be required with respect to certain matters, including (i) charter amendments adversely affecting the rights, preferences or privileges of the Series B-1 Preferred Stock and (ii) the creation of any series of senior equity securities.

                 Liquidation.   In the event of any liquidation, dissolution or winding-up, the holders of the Series B-1 Preferred Stock will be entitled to receive liquidating distributions in an amount equal to the greater of (i) $1,000 per share, plus an amount equal to any accrued but unpaid dividends and (ii) 110% of the payment or distribution to which such holders would be entitled if the Series B-1 Preferred Stock were converted into non-voting common stock immediately before such liquidation, dissolution or winding-up, out of assets legally available for distribution to our shareholders, before any distribution of assets is made to the holders of our common stock, our non-voting common stock or any other junior securities.

         Redemption.   The Series B-1 Preferred Stock is not redeemable by the holders, but may be redeemed by us after June 30, 2017 at a redemption price per share payable in cash equal to the greater of (i) 125% of the sum of (A) the liquidation preference, plus (B) all declared and unpaid dividends up to, but not including, the date fixed for redemption and (ii) 110% of (A) the number of shares of common stock into which a share of Series B-1 Preferred Stock would be convertible on the trading day immediately prior to the date fixed for redemption (assuming receipt of shareholder approvals) multiplied by (B) the closing price of the common stock on such trading day.

                 Anti-dilution Provisions.   The conversion price of the Series B-1 Preferred Stock is also subject to customary anti-dilution adjustments.

                 Preemptive Rights.   Holders of the Series B-1 Preferred Stock have no preemptive rights.

                 Reorganization Event.   If we enter into a transaction constituting a consolidation or merger of the Company or similar transaction or any sale or other transfer of all or substantially all of our consolidated assets and our subsidiaries, taken as a whole (in each case pursuant to which our common stock will be converted into cash, securities or other property) or for certain reclassifications or exchanges of our common stock, then each share of Series B-1 Preferred Stock will convert, effective on the day on which such share would automatically convert into our non-voting common stock, into the securities, cash and other property receivable in the transaction by the holder of the number of shares of non-voting common stock into which such share of Series B-1 Preferred Stock would then be convertible, assuming receipt of any applicable regulatory approval.

9

Description of Common Stock

The following is a brief description of the terms our common stock. This summary does not purport to be complete in all respects. This description is subject to and qualified in its entirety by reference to the North Carolina Business Corporation Act (the “NCBCA”), federal law, our amended articles of incorporation (“Amended Articles”), and our bylaws. Copies of the Amended Articles and bylaws have been filed with the SEC and are also available upon request from BNC Bancorp.

                 General. Our Amended Articles authorize the issuance of 80,000,000 shares of common stock, no par value per share. As of June 1, 2012, there were 9,134,438 shares of common stock issued and outstanding, held of record by approximately 1,291 shareholders. In addition, as of June 1, 2012, 281,856 shares of our common stock are reserved for issuance upon exercise of stock options issued pursuant to our stock compensation plans and grants of restricted stock, 543,337 shares of our common stock are reserved for issuance upon exercise of the warrant by the U.S. Department of the Treasury, and 1,804,566 shares of our common stock are reserved for issuance upon the conversion of the Series B Preferred Stock. As of June 8, 2012, 6,168,976 shares of our common stock are reserved for issuance upon the conversion of the Series C Preferred Stock and 4,187,647 shares of our common stock are reserved for issuance upon the conversion of our non-voting common stock.

                 Our common stock is listed and traded on The NASDAQ Capital Market under the symbol “BNCN.” Outstanding shares of our common stock are validly issued, fully paid and non-assessable.

                 Dividend Rights. Holders of our common stock are entitled to receive ratably such dividends as may be declared by our Board out of legally available funds. The ability of our Board to declare and pay dividends on our common stock is subject to the terms of applicable North Carolina law and banking regulations. Our principal source of income is dividends that are declared and paid by Bank of North Carolina on its capital stock. Therefore, our ability to pay dividends is dependent upon the receipt of dividends from Bank of North Carolina. North Carolina commercial banks, such as Bank of North Carolina, are subject to legal limitations on the amounts of dividends they are permitted to pay. Bank of North Carolina may pay dividends from undivided profits, which are determined by deducting and charging certain items against actual profits, including any contributions to surplus required by North Carolina law. Also, an insured depository institution, such as Bank of North Carolina, is prohibited from making capital distributions, including the payment of dividends, if, after making such distribution, the institution would become “undercapitalized,” as such term is defined in the applicable law and regulations. Also, we may not pay dividends on our capital stock if the Company is in default or has elected to defer payments of interest under our junior subordinated debentures. The declaration and payment of future dividends to holders of our common stock will also depend upon our earnings and financial condition, the capital requirements of its subsidiaries, regulatory conditions, and other factors as our Board may deem relevant.

                 Voting Rights. Each holder of common stock is entitled to one vote for each share held of record on all matters submitted to a vote of the shareholders. Shareholders are not entitled to cumulate their votes for the election of directors. Directors are elected by a plurality of the votes cast. At all times that the number of directors is less than nine, each director is elected to a term ending as of the next succeeding annual meeting or until his or her earlier death, resignation, retirement, removal or disqualification or until his or her successor shall be elected and shall qualify. Otherwise, at all times that the number of directors is nine or more, the Amended Articles and bylaws provide that our Board is divided into three classes, with each class to be as nearly equal in number as possible, and directors in each class are to serve three-year terms in office.

                 Liquidation Rights. In the event of our liquidation, dissolution or winding up, holders of our common stock are entitled to share ratably in all of our assets remaining after payment of liabilities, including but not limited to our outstanding subordinated debentures, subordinated debt securities, and the liquidation preference of any then outstanding preferred stock. Our issued and outstanding Series A Preferred Stock, Series B Preferred Stock, Series B-1 Preferred Stock and Series C Preferred Stock each carry liquidation rights senior to our common stock. Because BNC Bancorp is a bank holding company, our rights and the rights of our creditors and shareholders to receive the assets of any subsidiary upon liquidation or recapitalization may be subject to prior claims of our subsidiary’s creditors, except to the extent that BNC Bancorp may itself be a creditor with recognized claims against its subsidiary.

                 No Preemptive Rights; Redemption Rights; Terms of Conversion; Sinking Fund and Redemption Provision. Our common stock has no preemptive rights, redemption rights, conversion rights, sinking fund, or redemption provisions.

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              Transfer Agent and Registrar. The transfer agent and registrar for our common stock is Registrar and Transfer Company, Cranford, New Jersey.

            Restrictions on Ownership. The Bank Holding Company Act of 1956, as amended (the “BHCA”) requires any “bank holding company,” as defined in the BHCA, to obtain the approval of the Federal Reserve Board before acquiring 5% or more of our common stock. Any person, other than a bank holding company, is required to obtain the approval of the Federal Reserve Board before acquiring 10% or more of our common stock under the Change in Bank Control Act. Any holder of 25% or more of our common stock, or a holder of 5% or more if such holder otherwise exercises a “controlling influence” over BNC Bancorp, is subject to regulation as a bank holding company under the BHCA.

Description of Non-Voting Common Stock

The following is a brief description of the terms of our non-voting common stock. This summary does not purport to be complete in all respects. This description is subject to and qualified in its entirety by reference to the NCBCA, federal law, our Amended Articles, and our bylaws. Copies of our Amended Articles and bylaws have been filed with the SEC and are also available upon request from BNC Bancorp.

                 General. Our Amended Articles authorize the issuance of 20,000,000 shares of non-voting common stock, no par value per share. As of June 1, 2012, there were no shares of non-voting common stock issued and outstanding. As of June 8, 2012, 4,187,647 shares of our non-voting common stock are reserved for issuance upon the conversion of the Series B-1 Preferred Stock.

                 Our non-voting common stock is not listed or traded on any stock exchange and we have no plans to seek such a listing. Outstanding shares of our non-voting common stock are validly issued, fully paid and non-assessable. Each share of our non-voting common stock has the same relative rights and is identical in all respects to each other share of our non-voting common stock.

                  Dividends. The holders of our non-voting common stock will be entitled to receive and share equally in such dividends or distributions, if any, or the same amount, in an identical form of consideration and at the same time as those dividends and distributions declared by our Board in respect of our common stock from legally available funds.

                 Voting rights. The holders of our non-voting common stock will not be entitled to vote on any matter except as may be required by law or in the Amended Articles. Approval of a majority of the holders of then non-voting common stock would be required in the event we propose any amendments to the Amended Articles that would affect the rights of the holders of non-voting common stock in a manner different than the rights of the holders of our common stock or propose to increase or decrease the authorized number of shares of non-voting common stock.

                 Liquidation. The non-voting common stock will not be entitled to a liquidation preference. Holders of our non-voting common stock will be entitled to the amount that a holder of our common stock would be entitled to receive upon our liquidation or dissolution (plus any declared but unpaid dividends).

                 Conversion. A holder of non-voting common stock may convert any number of its shares of non-voting common stock into an equal number of shares of common stock at the option of the holder, provided, however, that each share of non-voting common stock will not be convertible in the hands of or at the election of the initial holder or any affiliate of such initial holder and will only be convertible by a transferee and in connection with or after a transfer to a third party unaffiliated with such initial holder and that complies with the transfer restrictions described below.

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The non-voting common stock may only be transferred through one or more of the following alternatives: (i) to an affiliate of the holder or to the Company; (ii) in a widely distributed public offering of the common stock; (iii) in a transfer that is part of a private placement of the common stock in which no one transferee (or group of associated transferees) acquires the rights to purchase in excess of 2% of the voting securities of the Company then outstanding (including pursuant to a related series of transfers); (iv) in a transfer of the common stock to an underwriter for the purpose of conducting a widely distributed public offering; or (v) a transaction approved by the Board of Governors of the Federal Reserve System (the “Federal Reserve”) or if the Federal Reserve is not the relevant regulatory authority, any other regulatory authority with the relevant jurisdiction. In order to transfer such shares of non-voting common stock under the preceding clauses (i) or (iii), a transferee of such shares must surrender certificates representing such shares to the Company, together with documentation reasonably satisfactory to the Company that such transferee has acquired such shares in a transfer qualifying under the preceding clauses (i) or (iii).

Preemptive rights. The terms of the non-voting common stock will not provide for preemptive rights.

Redemption and other terms. Our non-voting common stock will not be subject to mandatory redemption or sinking fund. All issued and outstanding shares of non-voting common stock will be non-assessable.

               Transfer Agent and Registrar. The transfer agent and registrar for our non-voting common stock is Registrar and Transfer Company, Cranford, New Jersey.

CAPITALIZATION

                 The following table sets forth our consolidated capitalization as of March 31, 2012, and as adjusted to give effect to (i) the issuance of 4,187,647 shares of our non-voting common stock issuable upon the conversion of the Series B-1 Preferred Stock based on a conversion price of $7.00035 per share, and (ii) the issuance of 6,168,976 shares of our voting common stock issuable upon the conversion of the Series C Preferred Stock based on a conversion price of $7.00035 per share.

	As of March 31, 2012
Shareholders’ Equity	Actual	Adjusted
	(In thousands, except
	share and per share data)
Preferred stock, no par value, authorized 20,000,000 shares;
Series A, Fixed Rate Cumulative Perpetual Preferred Stock, $1,000 liquidation value per share, 31,260 shares issued and outstanding, net of discount	$30,357	$30,357
Series B, Mandatorily Convertible Non-Voting Preferred Stock, $10 stated value, 1,804,566 shares issued and outstanding	17,161	17,161
Common stock, no par value; authorized 60,000,000 shares; 15,282,478 shares issued and outstanding at March 31, 2012	87,590	128,184
Non-Voting common stock, no par value; authorized 20,000,000 shares; 4,187,647 shares issued and outstanding at March 31, 2012	-	27,556
Common stock warrants	2,412	2,412
Retained earnings	26,282	26,282
Stock in directors rabbi trust	(2,447)	(2,447)
Directors deferred fees obligation	2,447	2,447
Accumulated other comprehensive income	1,561	1,561
Total shareholders' equity	$165,363	$233,513

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SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Following is certain information, as of June 1, 2012, regarding those persons or groups who held of record, or who are known to BNC Bancorp to own beneficially, more than five percent of the outstanding common stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percentage of Class (2)

Aquiline BNC Holdings LLC 535 Madison Avenue, 24th Floor New York, NY 10022	892,799		9.77%

Lenin J. Peters, M.D. 507 Lindsay Street High Point, NC 27265	530,370		5.81%

U.S. Department of the Treasury 1500 Pennsylvania Avenue, NW Washington, D.C. 20220	543,337	(3)	5.61%	(4)

(1)	Voting and investment power are not shared unless otherwise indicated. Also, unless otherwise noted, all shares are owned directly or indirectly by the named individuals, by their spouses and minor children, or by other entities controlled by the named individuals.
(2)	Based upon a total of 9,134,438 shares of common stock outstanding as of June 1, 2012.
(3)	The amount represents a warrant to purchase 543,337 shares of common stock granted to the U.S. Department of the Treasury on December 5, 2008. As of June 1, 2012, the U.S. Department of the Treasury had not exercised the warrant.
(4)	Based upon a total of 9,677,775 shares of common stock which is the sum of 9,134,438, the total number of shares outstanding as of June 1, 2012 and 543,337 shares underlying the warrant which is currently exercisable.

Set forth below is certain information, as of June 1, 2012, regarding those shares of common stock owned beneficially by each of the persons who currently serves as a member of our Board or is a named executive officer of BNC Bancorp. Also shown is the number of shares of common stock owned by the directors and executive officers of BNC Bancorp as a group.

Name and Address	Amount and Nature of Beneficial Ownership (1)		Percentage of Class (2)

Larry L. Callahan	22,332	(3)	*
2551 Renn Road
Kernersville, NC 27284

Richard D. Callicutt II	68,554	(4)	*
4244 Rockbridge Road
High Point, NC 27262

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Name and Address	Amount and Nature of Beneficial Ownership (1)		Percentage of Class (2)

Joseph M. Coltrane, Jr.	50,251		*
6001 Knightbridges Court
Kernersville, NC 27284

W. Swope Montgomery, Jr.	154,430	(5)	1.67%
4831 Worchester Place
Jamestown, NC 27282

Lenin J. Peters, M.D.	530,370	(6)	5.74%
507 Lindsay Street
High Point, NC 27262

Thomas R. Sloan	221,855		2.40%
705 Sunset Drive
Greensboro, NC 27108

Thomas R. Smith, CPA	138,376	(7)	1.50%
309 Balsam Drive
Lexington, NC 27292

David B. Spencer	383,338	(8)	4.15%
7420 Foxchase Drive
Trinity, NC 27370

Robert A. Team, Jr.	38,333		*
102 Acacia Circle
Lexington, NC 27292

G. Kennedy Thompson
c/o Aquiline Capital Partners LLC	100		*
535 Madison Avenue
New York, NY 10022

D. Vann Williford	65,320	(9)	*
4455 Fair Oaks Lane
High Point, NC 27265

Richard F. Wood	8,305	(10)	*
701 Florham Drive
High Point, NC 27262

Charles T. Hagan III	62,109	(11)	*
305 Meadowbrook Terrace
Greensboro, NC 27408

All directors and executive officers as a group (13 persons)	1,743,583	(12)	18.87%

*	Less than 1%
(1)	Voting and investment power is not shared unless otherwise indicated. Unless otherwise noted all shares are owned directly or indirectly by the named individuals, by their spouses or minor children, or by other entities controlled by the named individuals.
(2)	Based upon a total of 9,238,563 shares of the common stock outstanding as of June 1, 2012, plus the number of shares that such individual has the right to purchase under the Omnibus Plan.

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(3)	Includes 1,513 shares underlying options that have vested or are exercisable within 60 days under the Stock Option Plan for Non-Employee/Directors.
(4)	Includes 22,000 shares underlying options that have vested or are exercisable within 60 days under the Stock Option Plan for Key Employees.
(5)	Includes 37,125 shares underlying options that have vested or are exercisable within 60 days under the Stock Option Plan for Key Employees.
(6)	Dr. Peters owns 354,479 shares in his name and he has voting shares for 175,891 shares which are owned by Janice Kubinski.
(7)	Mr. Smith owns 83,958 shares in his name and 3,300 shares in J&A Investments, a company in which he and his spouse own 50% of the equity.
(8)	Includes 31,625 shares underlying options that have vested or are exercisable within 60 days under the Stock Option Plan for Key Employees, and 301,673 shares held by BNC’s Rabbi Trust over which Mr. Spencer, as trustee, has voting power.
(9)	Includes 4,538 shares underlying options that have vested or are exercisable within 60 days under the Stock Option Plan for Non-Employee/Directors.
(10)	Includes 7,324 shares underlying options that have vested or are exercisable within 60 days under the Stock Option Plan for Non-Employee/Directors and Stock Option Plan for Key Employees.
(11)	Mr. Hagan owns 44,290 shares in his name; 3,080 shares are owned by Hagan Family Fund of which Mr. Hagan is director; 3,080 shares are owned by 1884 LLC of which Mr. Hagan is a director; and 6,657 shares are owned by Virginia Hagan Marital Trust of which Mr. Hagan is Trustee.
(12)	Includes 104,125 shares underlying options that have vested or are exercisable within 60 days under the Stock Option Plan for Non-Employees/Directors and Stock Option Plan for Key Employees.

PROPOSALS FOR 2013 ANNUAL MEETING

             To be considered either for inclusion in the proxy materials solicited by the Board of Directors for the 2013 annual meeting, proposals must be received by the Secretary of the Company at our principal executive offices at 1226 Eastchester Drive, High Point, North Carolina 27265 no later than December 17, 2012.  To be included in the proxy materials, a proposal must comply with our Bylaws, Rule 14a-8 and all other applicable provisions of Regulation 14A under the Securities Exchange Act of 1934, as amended.

Any proposal not intended to be included in the proxy statement for the 2013 annual meeting, but intended to be presented at that annual meeting, must be received by us at our principal executive offices listed above no later than March 2, 2013.

OTHER BUSINESS

Management knows of no business that will be presented for consideration at the Special Meeting other than as stated in the Notice of Special Meeting. If, however, other maters are properly brought before the Special Meeting, it is the intention of the proxy holders to vote the shares represented thereby on such matters in accordance with the recommendation of the Board of Directors, and in their discretions and authority to do so is included in the proxy.

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WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The internet address of the SEC’s website is www.sec.gov. Such reports and other information concerning the Company can also be retrieved by accessing our website (www.bankofnc.com). Information on our website is not part of this proxy statement.

We will provide each person to whom this proxy statement is delivered, including any beneficial owner of our shares, a copy of any document we file with the SEC, upon written or oral request at no cost, by writing or telephoning us at the address set forth below.

BNC Bancorp

Attention: Corporate Secretary

1226 Eastchester Drive

High Point, North Carolina 27265

(336) 869-9200

You may also view and print these reports and documents on the Investor Relations page of our website at www.bankofnc.com by clicking on “Investor Relations,” under “SEC Filings.”

By Order of the Board of Directors,

W. Swope Montgomery, Jr.
President and Chief Executive Officer
High Point, North Carolina
June 26, 2012

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 APPENDIX A – ARTICLES OF AMENDMENT
FOR THE MANDATORILY CONVERTIBLE CUMULATIVE
NON-VOTING PREFERRED STOCK, SERIES B-1

State of North Carolina
Department of the Secretary of State
ARTICLES OF AMENDMENT
OF
BNC BANCORP

Pursuant to §55-10-06 of the General Statutes of North Carolina, the undersigned corporation hereby submits the following Articles of Amendment for the purpose of amending its Articles of Incorporation.

1.	The name of the corporation is: BNC BANCORP

2.	The text of each amendment adopted is as follows (State below or attach):

The attached designation of the preferences, limitations, and relative rights of the Corporation’s Mandatorily Convertible Cumulative Non-Voting Preferred Stock, Series B-1, was duly adopted and approved by the Corporation’s Board of Directors as provided in N.C. Gen. Stat. Section 55-6-02. Shareholder approval is not required under Section 55-6-02.

3.	If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment, if not contained in the amendment itself, are as follows:

Not applicable.

4.	The date of adoption of each amendment was as follows: May 31, 2012

5.	The amendment was duly adopted and approved by the Board of Directors of the corporation, as provided for pursuant to §55-10-02 of the General Statutes of North Carolina.

6.	These articles will be effective upon filing.

This the 5th day of June, 2012.

BNC Bancorp
Name of Corporation

/s/ W. Swope Montgomery, Jr.
Signature

W. Swope Montgomery, Jr.
President and Chief Executive Officer

A-1

RIGHTS AND PREFERENCES

Section 1.          Designation. There is hereby created out of the authorized and unissued shares of preferred stock of the Corporation a series of preferred stock designated as the “Mandatorily Convertible Cumulative Non-Voting Preferred Stock, Series B-1” (the “Series B-1 Preferred Stock”). The number of shares constituting such series initially shall be 29,315. The par value of the Series B-1 Preferred Stock shall be no par value per share, and the liquidation preference shall be $1,000 per share.

Section 2.          Ranking. The Series B-1 Preferred Stock will, with respect to dividend rights and rights on liquidation, winding up and dissolution, rank (i) on parity with the Fixed Rate Cumulative Perpetual Preferred Stock, Series A, the Mandatorily Convertible Cumulative Non-Voting Preferred Stock, Series C (the “Series C Preferred Stock”) and with each other class or series of equity securities of the Corporation the terms of which do not expressly provide that such class or series will rank senior or junior to the Series B-1 Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Corporation (collectively referred to as “Parity Securities”) and (ii) senior to the Mandatorily Convertible Non-Voting Preferred Stock, Series B, the Corporation’s common stock, no par value per share (the “Common Stock”), the Corporation’s non-voting common stock, no par value per share (the “Non-Voting Common Stock”), and each other class or series of capital stock of the Corporation outstanding or established after the Effective Date by the Corporation the terms of which do not expressly provide that it ranks on a parity with or senior to the Series B-1 Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Corporation (collectively referred to as “Junior Securities”). The Corporation has the power to authorize and/or issue additional shares or classes or series of Junior Securities or Parity Securities without the consent of the Holders; provided, however, that, pursuant to Section 12(b) hereof, for as long as the Series B-1 Preferred Stock remains outstanding, no preferred stock of the Corporation that would rank senior to the Series B-1 Preferred Stock may be issued without, in each case, the express approval of the Holders of at least a majority of the issued and outstanding shares of Series B-1 Preferred Stock voting as a single class.

Section 3.          Definitions. The following initially capitalized terms shall have the following meanings, whether used in the singular or the plural:

(a)          “Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

(b)          “Applicable Conversion Price” means the Conversion Price in effect at any given time.

(c)          “Articles of Amendment” means these Articles of Amendment of the Corporation.

(d)          “Articles of Incorporation” means the Articles of Incorporation of the Corporation, as amended.

(e)           “BHC Act” means the Bank Holding Company Act of 1956, as amended.

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(f)            “Business Day” means any day that is not Saturday or Sunday and that, in New York City, is not a day on which banking institutions generally are authorized or obligated by law or executive order to be closed.

(g)           “Closing Price” of the Common Stock (or other relevant capital stock or equity interest) on any date of determination means the closing sale price or, if no closing sale price is reported, the last reported sale price of the shares of the Common Stock (or other relevant capital stock or equity interest) on the NASDAQ Capital Market on such date. If the Common Stock (or other relevant capital stock or equity interest) is not traded on the NASDAQ Capital Market on any date of determination, the Closing Price of the Common Stock (or other relevant capital stock or equity interest) on such date of determination means the closing sale price as reported in the composite transactions for the principal US. national or regional securities exchange on which the Common Stock (or other relevant capital stock or equity interest) is so listed or quoted, or, if no closing sale price is reported, the last reported sale price on the principal U.S. national or regional securities exchange on which the Common Stock (or other relevant capital stock or equity interest) is so listed or quoted, or if the Common Stock (or other relevant capital stock or equity interest) is not so listed or quoted on a US. national or regional securities exchange, the last quoted bid price for the Common Stock (or other relevant capital stock or equity interest) in the over-the-counter market as reported by OTC Markets Group Inc. or similar organization, or, if that bid price is not available, the market price of the Common Stock (or other relevant capital stock or equity interest) on that date as determined by a nationally recognized independent investment banking firm retained by the Corporation for this purpose.

For purposes of these Articles of Amendment, all references herein to the “closing sale price” and “last reported sale price” of the Common Stock (or other relevant capital stock or equity interest) on the NASDAQ Capital Market shall be such closing sale price and last reported sale price as reflected on the web site of the NASDAQ Capital Market (http://www.nasdaq.com) and as reported by Bloomberg Professional Service; provided that in the event that there is a discrepancy between the closing sale price or last reported sale price as reflected on the website of the NASDAQ Capital Market and as reported by Bloomberg Professional Service, the closing sale price and last reported sale price on the website of the NASDAQ Capital Market shall govern.

(h)          “Common Stock” has the meaning set forth in Section 2.

(i)           “Corporation” means BNC Bancorp, a bank holding company and corporation organized in the State of North Carolina.

(j)          “Conversion Price” means for each share of Series B-1 Preferred Stock, $7.00035 provided that the foregoing shall be subject to adjustment or limitation as set forth herein.

(k)          “Current Market Price” means, on any date, the average of the daily Closing Price per share of the Common Stock or other securities on each of the five consecutive Trading Days preceding the earlier of the day before the date in question and the day before the Ex-Date with respect to the issuance or distribution giving rise to an adjustment to the Conversion Price pursuant to Section 10.

(l)          “Effective Date” means the date on which shares of the Series B-1 Preferred Stock are first issued.

(m)          “Exchange Property” has the meaning set forth in Section 11(a).

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(n)          “Ex-Date”, when used with respect to any issuance or distribution, means the first date on which the Common Stock or other securities trade without the right to receive the issuance or distribution giving rise to an adjustment to the Conversion Price pursuant to Section 10.

(o)          “Holder” means the Person in whose name the shares of the Series B-1 Preferred Stock are registered, which may be treated by the Corporation as the absolute owner of the shares of Series B-1 Preferred Stock for the purpose of making payment and settling the related conversions and for all other purposes.

(p)          “Junior Securities” has the meaning set forth in Section 2.

(q)          “Liquidation Preference” means, as to the Series B-1 Preferred Stock, $1,000 per share (as adjusted for any split, subdivision, combination, consolidation, recapitalization or similar event with respect to the Series B-1 Preferred Stock).

(r)          “Mandatory Conversion Date” means, with respect to the shares of Series B-1 Preferred Stock of any Holder, the third Business Day after which the Corporation has received the Shareholder Approvals, provided, however, that if a Mandatory Conversion Date would otherwise occur on or after an Ex-Date for an issuance or distribution that results in an adjustment of the Conversion Price pursuant to Section 10 and on or before the Record Date for such issuance or distribution, such Mandatory Conversion Date shall instead occur on the first calendar day after the Record Date for such issuance or distribution. For the avoidance of doubt, a Mandatory Conversion Date, with respect to the shares of Series B-1 Preferred Stock, shall not be deemed to have occurred unless the Shareholder Approvals relating to shares of the Series C Preferred Stock described in the definition of “Shareholder Approvals” below have been obtained.

(s)           “Non-Voting Common Stock” has the meaning set forth in Section 2.

(t)           “Notice of Mandatory Conversion” has the meaning set forth in Section 9(a).

(u)          “Parity Securities” has the meaning set forth in Section 2.

(v)          “Person” means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint-stock company, limited liability company or trust.

(w)          “Record Date” has the meaning set forth in Section 4(d).

(x)           “Reference Securities” has the meaning set forth in Section 10(e).

(y)          “Reorganization Event” has the meaning set forth in Section 11(a).

(z)           “Section 4(c) Dividend Payment Date” has the meaning set forth in Section 4(c).

(aa)         “Section 4(c) Dividend Period” has the meaning set forth in Section 4(c).

(bb)        “Securities Purchase Agreement” means the Securities Purchase Agreement, dated as of May 31, 2012, as may be amended from time to time, between the Corporation and a Holder.

(cc)         “Series B-1 Preferred Stock” has the meaning set forth in Section 1.

(dd)         “Series C Preferred Stock” has the meaning set forth in Section 2.

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(ee)         “Shareholder Approvals” means the shareholder approvals necessary to (i) approve the conversion of the Series B-1 Preferred Stock into Non-Voting Common Stock and the conversion of such Non-Voting Common Stock into shares of Common Stock for purposes of Rule 5635 of the NASDAQ Marketplace Rules and (ii) approve the conversion of the Series C Preferred Stock into Common Stock for purposes of Rule 5635 of the NASDAQ Marketplace Rules.

(ff)          “Special Dividend” has the meaning set forth in Section 4(c).

(gg)        “Special Dividend Rate” means the following respective rates during each of the following respective periods:

(i)          12% per annum for the Section 4(c) Dividend Period beginning on September 30, 2012 and ending on December 31, 2012; and

(ii)         15% per annum for the dividends accruing during all Section 4(c) Dividend Periods beginning on or subsequent to December 31, 2012.

(hh)        “Trading Day” means a day on which the shares of Common Stock:

(i)          are not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business; and

(ii)         have traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock.

Section 4.          Dividends. (a) From and after the Effective Date, the Holders shall be entitled to receive, when, as and if declared by the Board of Directors or a duly authorized committee of the Board of Directors, out of funds legally available therefor, non-cumulative dividends of the type and in the amounts determined as set forth in Section 4(b) and cumulative dividends of the type and in the amounts determined as set forth in Section 4(c), and no more.

(b)          Subject to Section 4(a), if the Board of Directors or a duly authorized committee of the Board of Directors declares and pays a cash dividend in respect of Common Stock, then, as a condition to such cash dividend, the Board of Directors or such duly authorized committee of the Board of Directors shall declare and pay to the Holders of the Series B-1 Preferred Stock, on the same dates on which such cash dividend is declared or paid, as applicable, on the Common Stock, a cash dividend in an amount per share of Series B-1 Preferred Stock equal to the product of (i) the per share dividend declared and paid in respect of each share of Common Stock and (ii) the number of shares of Non-Voting Common Stock into which such share of Series B-1 Preferred Stock is then convertible, assuming receipt of the Shareholder Approvals.

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(c)          In addition to dividends payable under Section 4(b), dividends shall begin to accrue on September 30, 2012 and will be payable quarterly in arrears, commencing on December 31, 2012, when, as and if declared by the Board of Directors or a duly authorized committee of the Board of Directors, on March 31, June 30, September 30 and December 31 of each year, or, if any such day is not a Business Day, the next Business Day (each, a “Section 4(c) Dividend Payment Date”) for each outstanding share of Series B-1 Preferred Stock, payable in cash at the Special Dividend Rate (such dividend, the “Special Dividend”). Dividends payable pursuant to this Section 4(c), will be, for each outstanding share of Series B-1 Preferred Stock, payable in cash at an annual rate equal to the Special Dividend Rate multiplied by the sum of (A) the Liquidation Preference plus (B) all accrued but unpaid dividends, whether or not declared, on such shares of Series B-1 Preferred Stock for any prior Section 4(c) Dividend Period and will be computed on the basis of a 360-day year of twelve 30-day months and for any Section 4(c) Dividend Period greater or less than a full Section 4(c) Dividend Period will be computed on the basis of the actual number of days elapsed in the period divided by 360. No interest or sum of money in lieu of interest will be paid on any dividend payment on a share of Series B-1 Preferred Stock paid later than the scheduled Section 4(c) Dividend Payment Date. The period from September 30, 2012 to but excluding December 31, 2012 and each period from and including a Section 4(c) Dividend Payment Date to but excluding the following Section 4(c) Dividend Payment Date is herein referred to as a “Section 4(c) Dividend Period.” Such dividends will accumulate during each dividend period from and including the immediately preceding dividend payment date (in the case of the initial dividend period, if applicable, September 30, 2012) to but excluding the immediately succeeding dividend payment date.

(d)          Each dividend will be payable to Holders of record as they appear in the records of the Corporation at the close of business on the same record date, which (i) with respect to dividends payable pursuant to Section 4(b), shall be the same day as the record date for the payment of the corresponding dividends to the holders of shares of Common Stock and (ii) with respect to dividends payable pursuant to Section 4(c), shall be on the first Business Day of the month in which the relevant Section 4(c) Dividend Payment Date occurs (each, a “Record Date”).

(e)          Special Dividends on the Series B-1 Preferred Stock are cumulative. To the extent that the Board of Directors does not declare and pay dividends on the Series B-1 Preferred Stock for a Section 4(c) Dividend Period prior to the related Section 4(c) Dividend Payment Date, in full or otherwise, such unpaid dividend shall accrue and shall cumulate from such scheduled Section 4(c) Dividend Payment Date, shall compound on each subsequent Section 4(c) Dividend Payment Date and shall be payable quarterly in arrears on each subsequent Section 4(c) Dividend Payment Date. As used herein, the term “accrued” includes both accrued and accumulated dividends.

(f)          If full dividends payable on Series B-1 Preferred Stock pursuant to Section 4(b) for any dividend period or Section 4(c) for any Section 4(c) Dividend Period have not been declared and paid, or declared and a sum sufficient for the payment of those dividends been set aside, the Corporation may not: (i) declare and pay or set aside for payment or declare and make or set aside for payment any distribution of assets on any Junior Securities (other than a dividend payable solely in Junior Securities); (ii) repurchase, redeem, or otherwise acquire for consideration, directly or indirectly, any Junior Securities (other than as a result of a reclassification of Junior Securities for or into other Junior Securities, or the exchange or conversion of one Junior Security for or into another Junior Security, and other than through the use of the proceeds of a substantially contemporaneous sale of other Junior Securities), nor shall any monies be paid to or made available for a sinking fund for the redemption of any Junior Securities by the Corporation; or (iii) repurchase, redeem, or otherwise acquire for consideration any Parity Securities otherwise than pursuant to pro rata offers to purchase all, or a pro rata portion, of the Series B-1 Preferred Stock and such Parity Securities except by conversion into or exchange for Junior Securities. The foregoing limitations do not apply to purchases or acquisitions of Junior Securities pursuant to any employee or director incentive or benefit plan or arrangement (including any of the Corporation’s employment, severance, or consulting agreements) of the Corporation or of any of its subsidiaries adopted before or after the Effective Date.

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(g)          If full dividends payable on Series B-1 Preferred Stock pursuant to Section 4(b) for the current dividend period or Section 4(c) for any Section 4(c) Dividend have not been declared and paid, or declared and a sum sufficient for the payment of those dividends been set aside, the Corporation may not declare, pay, or set aside for payment dividends on any Parity Securities or Junior Securities for any period; provided, however, that to the extent that the Corporation declares dividends on the Series B-1 Preferred Stock and on any Parity Securities but does not make full payment of such declared dividends, the Corporation will allocate the dividend payments on a pro rata basis among the Holders and the holders of any Parity Securities. For purposes of calculating the pro rata allocation of partial dividend payments, the Corporation will allocate dividend payments based on the ratio between the current and accrued dividends due on the shares of Series B-1 Preferred Stock and the aggregate of the current and accrued dividends due on any Parity Securities, which shall not include any accumulation for any prior dividend periods if such Parity Securities do not have a cumulative dividend.

(h)          If the Mandatory Conversion Date with respect to any share of Series B-1 Preferred Stock is prior to any Record Date, the Holder of such share of Series B-1 Preferred Stock will not have the right to receive any dividends on the Series B-1 Preferred Stock with respect to such Record Date. If the Mandatory Conversion Date with respect to any share of Series B-1 Preferred Stock is after the Record Date for any declared dividend and prior to the payment date for that dividend, the Holder thereof shall receive that dividend on the relevant payment date if such Holder was the Holder of record on the Record Date for that dividend; provided, that this provision shall not affect any rights to receive any accrued but unpaid dividends on the Series B-1 Preferred Stock attributable to any Section 4(c) Dividend Period completed prior to the Record Date.

Section 5.          Liquidation. (a) In the event the Corporation voluntarily or involuntarily liquidates, dissolves or winds up, the Holders at the time shall be entitled to receive liquidating distributions in an amount equal to the greater of (i) the Liquidation Preference per share of Series B-1 Preferred Stock, plus an amount equal to any accrued but unpaid dividends, whether or not declared, thereon to and including the date of such liquidation and (ii) 110% of the payment or distribution to which such Holders would be entitled if the Series B-1 Preferred Stock were converted into Non-Voting Common Stock immediately before such liquidation, dissolution or winding-up, out of assets legally available for distribution to the Corporation’s shareholders, before any distribution of assets is made to the holders of the Common Stock, Non-Voting Common Stock or any other Junior Securities. After payment of the full amount of such liquidation distribution, the Holders shall not be entitled to any further participation in any distribution of assets by the Corporation.

(b)          In the event the assets of the Corporation available for distribution to shareholders upon any liquidation, dissolution or winding-up of the affairs of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full the amounts payable with respect to all outstanding shares of the Series B-1 Preferred Stock and the corresponding amounts payable on any Parity Securities, Holders and the holders of such Parity Securities shall share ratably in any distribution of assets of the Corporation in proportion to the full respective liquidating distributions to which they would otherwise be respectively entitled.

(c)          The Corporation’s consolidation or merger with or into any other entity, the consolidation or merger of any other entity with or into the Corporation, or the sale of all or substantially all of the Corporation’s property or business will not constitute its liquidation, dissolution or winding up.

Section 6.          Maturity. The Series B-1 Preferred Stock shall be perpetual unless converted or redeemed in accordance with these Articles of Amendment.

Section 7.          Redemptions by the Corporation.

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(a)          Optional Redemption. The Series B-1 Preferred Stock may not be redeemed by the Corporation prior to June 30, 2017. After June 30, 2017, the Corporation, at its option, may redeem in whole or in part at any time the shares of Series B-1 Preferred Stock together with the Series C Preferred Stock at the time outstanding, upon notice given as provided in Section 7(c) below, at a redemption price per share payable in cash equal to the greater of (i) 125.0% of the sum of (A) the Liquidation Preference, plus (B) all accrued but unpaid dividends up to, but excluding, the date fixed for redemption, whether or not declared, and (ii) 110% of (A) the number of shares of Non-Voting Common Stock into which a share of Series B-1 Preferred Stock would be convertible on the Trading Day immediately prior to the date fixed for redemption (assuming receipt of Shareholder Approvals) multiplied by (B) the Closing Price of Common Stock on such Trading Day. The redemption price for any shares of Series B-1 Preferred Stock shall be payable on the redemption date to the Holder of such shares against surrender of the certificate(s) evidencing such shares to the Corporation or its agent. Any declared but unpaid dividends payable on a redemption date that occurs subsequent to a Record Date shall not be paid to the Holder entitled to receive the redemption price on the redemption date, but rather shall be paid to the holder of record of the redeemed shares on such Record Date.

(b)          No Sinking Fund. The Series B-1 Preferred Stock will not be subject to any mandatory redemption, sinking fund or other similar provisions. Holders of Series B-1 Preferred Stock will have no right to require redemption of any shares of Series B-1 Preferred Stock.

(c)          Notice of Redemption. Notice of every redemption of shares of Series B-1 Preferred Stock shall be given by first class mail, postage prepaid, addressed to the Holders of the shares to be redeemed at their respective last addresses appearing on the books of the Corporation. Such mailing shall be at least 30 days and not more than 60 days before the date fixed for redemption; provided, that failure to give such notice by mail, or any defect in such notice or in the mailing thereof, to any Holder of shares of Series B-1 Preferred Stock designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Series B-1 Preferred Stock to be so redeemed except as to the Holder to whom the Corporation has failed to give such notice or except as to the Holder to whom notice was defective. Notwithstanding the foregoing, if the Series B-1 Preferred Stock or any depositary shares representing interests in the Series B-1 Preferred Stock are issued in book-entry form through The Depository Trust Company or any other similar facility, notice of redemption may be given to the Holders of Series B-1 Preferred Stock at such time and in any manner permitted by such facility. Each such notice given to a Holder shall state: (1) the redemption date; (2) the number of shares of Series B-1 Preferred Stock to be redeemed and, if less than all the shares held by such Holder are to be redeemed, the number of such shares to be redeemed from such Holder; (3) the redemption price (or manner of determination of the redemption price); and (4) the place or places where certificates for such shares are to be surrendered for payment of the redemption price.

(d)          Partial Redemption. In case of any redemption of only part of the shares of Series B-1 Preferred Stock or Series C Preferred Stock at the time outstanding, the shares to be redeemed shall be selected on a pro rata basis or such other method as the depositary shall require that approximates a pro rata basis. If fewer than all the shares represented by any certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without charge to the Holder thereof.

(e)          Effectiveness of Redemption. If notice of redemption has been duly given as provided in Section 7(c) and if on or before the redemption date specified in the notice all funds necessary for the redemption have been set aside by the Corporation, separate and apart from its other funds, in trust for the pro rata benefit of the Holders of the shares called for redemption, so as to be and continue to be available therefor, then, notwithstanding that any certificate for any share so called for redemption has not been surrendered for cancellation, on and after the redemption date unless the Corporation defaults in the payment of the redemption price, in which case such rights shall continue until the redemption price is paid, dividends shall cease to accrue on all shares so called for redemption, all shares so called for redemption shall no longer be deemed outstanding and all rights with respect to such shares shall forthwith on such redemption date cease and terminate, except only the right of the Holders thereof to receive the amount payable on such redemption, without interest. Any funds unclaimed at the end of two years from the redemption date shall, to the extent permitted by law, be released to the Corporation, after which time the Holders of the shares so called for redemption shall look only to the Corporation for payment of the redemption price of such shares. Shares of outstanding Series B-1 Preferred Stock that are redeemed, purchased or otherwise acquired by the Corporation, or converted into another series of the Corporation’s preferred stock, shall be cancelled and shall revert to authorized but unissued shares of the Corporation’s preferred stock undesignated as to series.

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Section 8.          Mandatory Conversion. Effective as of the close of business on the Mandatory Conversion Date with respect to the shares of Series B-1 Preferred Stock of a Holder, all such Holder’s shares of Series B-1 Preferred Stock shall automatically convert into shares of Non-Voting Common Stock as set forth below. The number of shares of Non-Voting Common Stock into which a share of Series B-1 Preferred Stock shall be convertible shall be determined by dividing (i) the Liquidation Preference by (ii) the Applicable Conversion Price (subject to the conversion procedures of Section 9 hereof). In addition, a Holder shall receive a cash amount equal to all accrued but unpaid dividends, whether or not declared, with respect to any Section 4(c) Dividend Period completed prior to the Mandatory Conversion Date (but not with respect to the Section 4(c) Dividend Period in which the Mandatory Conversion Date occurs). Upon conversion, Holders shall receive cash in lieu of fractional shares in accordance with Section 13 hereof.

Section 9.          Conversion Procedures.

(a)          Upon receipt by the Corporation of the Shareholder Approvals, within two (2) Business Days thereafter, the Corporation shall provide notice of mandatory conversion to each Holder (such notice a “Notice of Mandatory Conversion”). In addition to any information required by applicable law or regulation, the Notice of Mandatory Conversion with respect to such Holder shall state, as appropriate:

(i)          the Mandatory Conversion Date;

(ii)         the number of shares of Non-Voting Common Stock to be issued upon conversion of each share of Series B-1 Preferred Stock held of record by such Holder and subject to such mandatory conversion; and

(iii)        if certificates are to be issued, the place or places where certificates for shares of Series B-1 Preferred Stock held of record by such Holder are to be surrendered for issuance of certificates representing shares of Non-Voting Common Stock.

(b)          Effective immediately prior to the close of business on the Mandatory Conversion Date with respect to any shares of Series B-1 Preferred Stock, dividends shall no longer be declared on any such shares of Series B-1 Preferred Stock and such shares of Series B-1 Preferred Stock shall cease to be outstanding, in each case, subject to the right of the Holder to receive (i) shares of Non-Voting Common Stock issuable upon such mandatory conversion, (ii) any declared and unpaid dividends on such share to the extent provided in Section 4(h) and (iii) any other payments or distributions to which such Holder is otherwise entitled pursuant to Section 8, this Section 9, Section 10, Section 11 or Section 13 hereof, as applicable.

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(c)          No allowance or adjustment, except pursuant to Section 4 or Section 10, shall be made in respect of dividends payable to holders of the Common Stock of record as of any date prior to the close of business on the Mandatory Conversion Date with respect to any share of Series B-1 Preferred Stock. Prior to the close of business on the Mandatory Conversion Date with respect to any share of Series B-1 Preferred Stock, shares of Non-Voting Common Stock issuable upon conversion thereof, or other securities issuable upon conversion of, such share of Series B-1 Preferred Stock shall not be deemed outstanding for any purpose, and the Holder thereof shall have no rights with respect to the Non-Voting Common Stock or other securities issuable upon conversion (including voting rights, rights to respond to tender offers for the Non-Voting Common Stock or other securities issuable upon conversion and rights to receive any dividends or other distributions on the Common Stock or other securities issuable upon conversion) by virtue of holding such share of Series B-1 Preferred Stock, except to the extent provided in Section 4(b) or Section 10(d).

(d)          Shares of Series B-1 Preferred Stock duly converted in accordance with these Articles of Amendment, or otherwise reacquired by the Corporation, will resume the status of authorized and unissued shares of the Corporation’s preferred stock, undesignated as to series and available for future issuance. The Corporation may from time-to-time take such appropriate action as may be necessary to reduce the authorized number of shares of Series B-1 Preferred Stock; provided, that the Corporation shall not take any such action if such action would reduce the authorized number of shares of Series B-1 Preferred Stock below the number of shares of Series B-1 Preferred Stock then outstanding.

(e)          The Person or Persons entitled to receive the Non-Voting Common Stock and/or cash, securities or other property issuable upon conversion of Series B-1 Preferred Stock shall be treated for all purposes as the record holder(s) of such shares of Non-Voting Common Stock and/or securities as of the close of business on the Mandatory Conversion Date with respect thereto. In the event that a Holder shall not by written notice designate the name in which shares of Non-Voting Common Stock and/or cash, securities or other property (including payments of cash in lieu of fractional shares) to be issued or paid upon conversion of shares of Series B-1 Preferred Stock should be registered or paid or the manner in which such shares should be delivered, the Corporation shall be entitled to register and deliver such shares, and make such payment, in the name of the Holder and in the manner shown on the records of the Corporation.

(f)          On the Mandatory Conversion Date with respect to any share of Series B-1 Preferred Stock, certificates representing shares of Non-Voting Common Stock shall be issued and delivered to the Holder thereof or such Holder’s designee (or, at the Corporation’s option such shares shall be registered in book-entry form) upon presentation and surrender of the certificate evidencing the Series B-1 Preferred Stock to the Corporation and, if required, the furnishing of appropriate endorsements and transfer documents and the payment of all transfer and similar taxes.

Section 10.         Anti-Dilution Adjustments.

(a)          The Conversion Price shall be subject to the following adjustments:

(i)          Stock Dividends and Distributions. If the Corporation pays dividends or other distributions on the Common Stock in shares of Common Stock, then the Conversion Price in effect immediately prior to the Ex-Date for such dividend or distribution will be multiplied by the following fraction:

OSo

OS 1

Where,

OSo = the number of shares of Common Stock outstanding immediately prior to the Ex-Date for such dividend or distribution.

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OS 1 =   the sum of the number of shares of Common Stock outstanding immediately prior to the Ex-Date for such dividend or distribution plus the total number of shares of Common Stock constituting such dividend or distribution.

For the purposes of this clause (i), the number of shares of Common Stock at the time outstanding shall not include shares of Common Stock acquired by the Corporation. If any dividend or distribution described in this clause (i) is declared but not so paid or made, the Conversion Price shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to make such dividend or distribution, to such Conversion Price that would be in effect if such dividend or distribution had not been declared (but giving effect to any intervening adjustments that may have been made with respect to the Series B-1 Preferred Stock).

(ii)         Subdivisions, Splits and Combinations of the Common Stock. If the Corporation subdivides, splits or combines the shares of Common Stock, then the Conversion Price in effect immediately prior to the effective date of such share subdivision, split or combination will be multiplied by the following fraction:

OSo

OS 1

Where,

OSo = the number of shares of Common Stock outstanding immediately prior to the effective date of such share subdivision, split or combination.

OS 1 = the number of shares of Common Stock outstanding immediately after the opening of business on the effective date of such share subdivision, split or combination.

For the purposes of this clause (ii), the number of shares of Common Stock at the time outstanding shall not include shares of Common Stock acquired by the Corporation. If any subdivision, split or combination described in this clause (ii) is announced but the outstanding shares of Common Stock are not subdivided, split or combined, the Conversion Price shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to subdivide, split or combine the outstanding shares of Common Stock, to such Conversion Price that would be in effect if such subdivision, split or combination had not been announced (but giving effect to any intervening adjustments that may have been made with respect to Series B-1 Preferred Stock).

(b)          (i) All adjustments to the Conversion Price shall be calculated to the nearest 1/10 of a cent. No adjustment in the Conversion Price shall be required if such adjustment would be less than $0.01; provided, that any adjustments which by reason of this subparagraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment; provided further that on the Mandatory Conversion Date adjustments to the Conversion Price will be made with respect to any such adjustment carried forward and which has not been taken into account before such date.

(ii)         No adjustment to the Conversion Price shall be made if Holders may participate in the transaction that would otherwise give rise to an adjustment, as a result of holding the Series B-1 Preferred Stock (including without limitation pursuant to Section 4 hereof), without having to convert the Series B-1 Preferred Stock, as if they held the full number of shares of Non-Voting Common Stock into which a share of the Series B-1 Preferred Stock may then be converted.

(iii)        The Applicable Conversion Price shall not be adjusted:

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(A)         upon the issuance of any shares of Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on the Corporation’s securities and the investment of additional optional amounts in shares of Common Stock under any such plan or under any savings or profit sharing plan;

(B)         upon the issuance of any shares of Common Stock or rights or warrants to purchase such shares pursuant to any present or future employee, director or consultant benefit plan or program of or assumed by the Corporation or any of its subsidiaries;

(C)         upon the issuance of any shares of Common Stock pursuant to any option, warrant, right or exercisable, exchangeable or convertible security outstanding as of the date shares of the Series B-1 Preferred Stock were first issued and not substantially amended thereafter;

(D)         for a change in the par value or no par value of the Common Stock; or

(E)         for accrued but unpaid dividends on the Series B-1 Preferred Stock.

(c)          Whenever the Conversion Price is to be adjusted in accordance with Section 10(a) or Section 10(b), the Corporation shall: (i) compute the Conversion Price in accordance with Section 10(a) or Section 10(b), taking into account the $0.01 threshold set forth in Section 10(c) hereof; (ii) as soon as practicable following the occurrence of an event that requires an adjustment to the Conversion Price pursuant to Section 10(a) or Section 10(b), taking into account the $0.01 threshold set forth in Section 10(c) hereof (or if the Corporation is not aware of such occurrence, as soon as practicable after becoming so aware), provide, or cause to be provided, a written notice to the Holders of the occurrence of such event; and (iii) as soon as practicable following the determination of the revised Conversion Price in accordance with Section 10(a) or Section 10(b) hereof, provide, or cause to be provided, a written notice to the Holders setting forth in reasonable detail the method by which the adjustment to the Conversion Price was determined and setting forth the revised Conversion Price.

(d)          The shares of Series B-1 Preferred Stock shall also be entitled to the following rights:

(i)          Issuance of Stock Purchase Rights. If the Corporation issues to all or substantially all holders of the shares of Common Stock rights or warrants (other than rights or warrants issued pursuant to a shareholders’ rights plan, a dividend reinvestment plan or share purchase plan or other similar plans) entitling them to subscribe for or purchase shares of Common Stock, then each Holder shall receive the same rights or warrants as a holder of Common Stock would receive as though such Holder’s shares of Series B-1 Preferred Stock had been converted into shares of Non-Voting Common Stock and that such Non-Voting Common Stock had been converted into Common Stock.

(ii)         Debt or Asset Distributions. If the Corporation distributes to all or substantially all holders of shares of Common Stock evidences of indebtedness, shares of capital stock, securities (including, without limitation, shares of capital stock of any class or series, or similar equity interests, of or relating to a subsidiary or other business unit in a “spin-off” transaction), cash or other assets (excluding any dividend or distribution referred to in clause (a)(i) above, any rights or warrants referred to in clause (d)(i) above, any dividend or distribution paid exclusively in cash, and any consideration payable in connection with a tender or exchange offer made by the Corporation or any of its applicable subsidiaries) (such evidences of indebtedness, shares of capital stock, securities, cash or other assets, the “Distributed Property”), then each Holder shall receive the same distribution of Distributed Property as a holder of Common Stock would receive as though such Holder’s shares of Series B-1 Preferred Stock had been converted into shares of Non-Voting Common Stock and that such Non-Voting Common Stock had been converted into Common Stock.

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(iii)        Cash Distributions. If the Corporation makes a distribution consisting exclusively of cash to all holders of the Common Stock, excluding (A) any cash dividend on the Common Stock to the extent a corresponding cash dividend pursuant to Section 4 is paid on the Series B-1 Preferred Stock, (b) any cash that is distributed in a Reorganization Event, (c) any dividend or distribution in connection with the Corporation’s liquidation, dissolution or winding up, and (d) any consideration payable in connection with a tender or exchange offer made by the Corporation or any of its subsidiaries, then in each event, each Holder shall receive the same distribution as a holder of Common Stock would receive as though such Holder’s shares of Series B-1 Preferred Stock had been converted into shares of Non-Voting Common Stock and that such Non-Voting Common Stock had been converted into Common Stock.

(iv)        Self Tender Offers and Exchange Offers. If the Corporation or any of its subsidiaries successfully completes a tender or exchange offer for the Common Stock where the cash and the value of any other consideration included in the payment per share of the Common Stock exceeds the Closing Price per share of the Corporation’s Common Stock on the Trading Day immediately succeeding the expiration of the tender or exchange offer (such excess, the “Excess Consideration”), then each Holder shall receive the same Excess Consideration as a holder of Common Stock participating in such tender or exchange offer would receive as though such Holder’s shares of Series B-1 Preferred Stock had been converted into shares of Non-Voting Common Stock and that such Non-Voting Common Stock had been converted into Common Stock.

(v)         Rights Plans. To the extent that the Corporation has a rights plan in effect with respect to the Common Stock on the Mandatory Conversion Date, upon conversion of any shares of the Series B-1 Preferred Stock, Holders will receive, in addition to the shares of Non-Voting Common Stock, the rights under the rights plan, unless, prior to the Mandatory Conversion Date the rights have separated from the shares of Non-Voting Common Stock, in which case each Holder shall receive, at the time of separation, the same rights as if the Corporation had made a distribution to all holders of the Common Stock as described in clause (d)(i) above as though such Holder’s shares of Series B-1 Preferred Stock had been converted into shares of Non-Voting Common Stock and that such Non-Voting Common Stock had been converted into Common Stock.

(e)          Notwithstanding anything to the contrary in Section 10(d), to the extent that the foregoing provisions of Section 10(d) would result in the issuance  to the holder of  voting securities of the Corporation for purposes of the Federal Reserve’s Regulation Y or rights to such voting securities (any such voting securities being the “Reference Securities”), the Corporation shall issue in lieu thereof securities or rights to securities that are not voting securities for such purposes and as otherwise equivalent as possible to the Reference Securities.

Section 11.         Reorganization Events. (a) In the event that for so long as any shares of Series B-1 Preferred Stock remain outstanding there occurs:

(i)          any consolidation, merger or other similar business combination of the Corporation with or into another Person, in each case pursuant to which the Common Stock will be converted into cash, securities or other property of the Corporation or another Person;

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(ii)         any sale, transfer, lease or conveyance to another Person of all or substantially all of the property and assets of the Corporation, in each case pursuant to which the Common Stock will be converted into cash, securities or other property of the Corporation or another Person;

(iii)        any reclassification of the Common Stock into securities including securities other than the Common Stock; or

(iv)        any statutory exchange of the outstanding shares of Common Stock for securities of another Person (other than in connection with a merger or acquisition);

(any such event specified in this Section 11(a), a “Reorganization Event”); then each share of such Holder’s Series B-1 Preferred Stock outstanding immediately prior to such Reorganization Event shall remain outstanding but shall automatically convert, effective as of the close of business on the Mandatory Conversion Date with respect to the shares of Series B-1 Preferred Stock of such Holder, into the type and amount of securities, cash and other property receivable in such Reorganization Event by the holder (excluding the counterparty to the Reorganization Event or an Affiliate of such counterparty ) of the number of shares of Common Stock a holder would receive as though such Holder’s shares of Series B-1 Preferred Stock had been converted into shares of Non-Voting Common Stock and that such shares of Non-Voting Common Stock had been converted into Common Stock obtained by dividing (x) the Liquidation Preference by (y) the Applicable Conversion Price as of such date, plus a cash amount equal to all accrued but unpaid dividends, whether or not declared, on a per share basis, up to, but excluding, such date (such securities, cash and other property, the “Exchange Property”).

(b)          In the event that holders of the shares of Non-Voting Common Stock have the opportunity to elect the form of consideration to be received in such transaction, the Holders shall likewise be allowed to make such an election.

(c)          The above provisions of this Section 11 shall similarly apply to successive Reorganization Events and the provisions of Section 10 shall apply to any shares of capital stock of the Corporation (or any successor) received by the holders of the Non-Voting Common Stock in any such Reorganization Event.

(d)          The Corporation (or any successor) shall, within seven days of the consummation of any Reorganization Event, provide written notice to the Holders of such consummation of such event and of the kind and amount of the cash, securities or other property that constitutes the Exchange Property. Failure to deliver such notice shall not affect the operation of this Section 11.

(e)          The Corporation shall not enter into any agreement for a transaction constituting a Reorganization Event unless such agreement provides for or does not interfere with or prevent (as applicable) conversion of the Series B-1 Preferred Stock into the Exchange Property in a manner that is consistent with and gives effect to this Section 11.

Section 12.         Voting Rights. (a)Holders will not have any voting rights, including the right to elect any directors, except (i) voting rights, if any, required by law, and (ii) voting rights, if any, described in this Section 12.

(b)          So long as any shares of Series B-1 Preferred Stock are outstanding, the vote or consent of the Holders of at least a majority of the shares of Series B-1 Preferred Stock at the time outstanding, voting as a single class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, will be necessary for effecting or validating any of the following actions, whether or not such approval is required by North Carolina law:

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(i)          any amendment, alteration or repeal (including by means of a merger, consolidation or otherwise) of any provision of the Articles of Incorporation (including these Articles of Amendment) or the Corporation’s bylaws that would significantly and adversely affect the rights or preference of the Series B-1 Preferred Stock;

(ii)         any amendment or alteration (including by means of a merger, consolidation or otherwise) of the Corporation’s Articles of Incorporation to authorize, or create, or increase the authorized amount of, any shares of, or any securities convertible into shares of, any class or series of the Corporation’s capital stock ranking senior to the Series B-1 Preferred Stock in the payment of dividends or in the distribution of assets on any liquidation, dissolution or winding up of the Corporation; or

(iii)        the consummation of a binding share exchange or reclassification involving the Series B-1 Preferred Stock or a merger or consolidation of the Corporation with another entity that results in any amendment, alteration or repeal of any provision of the Articles of Incorporation (including these Articles of Amendment) or the Corporation’s bylaws or the equivalent documents of another corporation that would significantly and adversely affect the rights or preferences of the Series B-1 Preferred Stock, except that the Holders will have no right to vote under this provision if (x) the Series B-1 Preferred Stock remains outstanding with the same rights, preferences, privileges and voting powers or, in the case of any such merger or consolidation with respect to which the Corporation is not the surviving or resulting entity, is converted into or exchanged for preference securities of the surviving or resulting entity or its ultimate parent, that is an entity organized and existing under the laws of the United States of America, any state thereof or the District of Columbia, and (y) such Series B-1 Preferred Stock remaining outstanding with the same rights, preferences, privileges and voting powers or such preference securities, as the case may be, have such rights, preferences, privileges and voting powers, taken as a whole, as are not materially less favorable to the Holders thereof than the rights, preferences, privileges and voting powers of the Series B-1 Preferred Stock, taken as a whole.

provided, however, that any increase in the amount of the authorized preferred stock of the Corporation or any securities convertible into the preferred stock of the Corporation or the creation and issuance, or an increase in the authorized or issued amount, of any series of preferred stock of the Corporation or any securities convertible into preferred stock of the Corporation ranking equally with and/or junior to the Series B-1 Preferred Stock with respect to the payment of dividends (whether such dividends are cumulative or non-cumulative) and/or the distribution of assets upon the Corporation’s liquidation, dissolution or winding up will not, in and of itself, be deemed to significantly and adversely affect the rights or preference of the Series B-1 Preferred Stock and, notwithstanding any provision of North Carolina law, Holders will have no right to vote solely by reason of such an increase, creation or issuance..

(c)          Notwithstanding the foregoing, Holders shall not have any voting rights if, at or prior to the effective time of the act with respect to which such vote would otherwise be required, all outstanding shares of Series B-1 Preferred Stock shall have been converted into shares of Non-Voting Common Stock.

Section 13.         Fractional Shares.

(a)          No fractional shares of Non-Voting Common Stock will be issued as a result of any conversion of shares of Series B-1 Preferred Stock.

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(b)          In lieu of any fractional share of Non-Voting Common Stock otherwise issuable in respect of any mandatory conversion pursuant to Section 8 hereof, the Corporation shall pay an amount in cash (computed to the nearest cent) equal to the same fraction of the Closing Price of the Non-Voting Common Stock determined as of the second Trading Day immediately preceding the Mandatory Conversion Date.

(c)          If more than one share of the Series B-1 Preferred Stock is surrendered for conversion at one time by or for the same Holder, the number of full shares of Non-Voting Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of the Series B-1 Preferred Stock so surrendered.

Section 14.         Reservation of Non-Voting Common Stock and Common Stock.

(a)          The Corporation shall at all times reserve and keep available out of its authorized and unissued Non-Voting Common Stock and Common Stock or shares acquired by the Corporation, solely for issuance upon the conversion of shares of Series B-1 Preferred Stock and conversion of the Non-Voting Common Stock as provided in these Articles of Amendment and as provided in the Company’s Articles of Incorporation free from any preemptive or other similar rights, such number of shares of Non-Voting Common Stock as shall from time to time be issuable upon the conversion of all the shares of Series B-1 Preferred Stock then outstanding and such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the related shares of Non-Voting Common Stock then outstanding.

(b)          Notwithstanding the foregoing, the Corporation shall be entitled to deliver upon conversion of shares of Series B-1 Preferred Stock, as herein provided, shares of Non-Voting Common Stock acquired by the Corporation (in lieu of the issuance of authorized and unissued shares of Non-Voting Common Stock), so long as any such acquired shares are free and clear of all liens, charges, security interests or encumbrances.

(c)          All shares of Non-Voting Common Stock delivered upon conversion of the Series B-1 Preferred Stock shall be duly authorized, validly issued, fully paid and non-assessable, free and clear of all liens, claims, security interests and other encumbrances.

(d)          Prior to the delivery of any securities that the Corporation shall be obligated to deliver upon conversion of the Series B-1 Preferred Stock, the Corporation shall use its reasonable best efforts to comply with all federal and state laws and regulations thereunder requiring the registration of such securities with, or any approval of or consent to the delivery thereof by, any governmental authority.

(e)          The Corporation hereby covenants and agrees that, if at any time the Common Stock shall be listed on the NASDAQ Capital Market or any other national securities exchange or automated quotation system, the Corporation will, if permitted by the rules of such exchange or automated quotation system, list and keep listed, so long as the Common Stock shall be so listed on such exchange or automated quotation system, all the Common Stock issuable upon conversion of the Non-Voting Common Stock.

Section 15.         Replacement Certificates.

(a)          The Corporation shall replace any mutilated certificate at the Holder’s expense upon surrender of that certificate to the Corporation. The Corporation shall replace certificates that become destroyed, stolen or lost at the Holder’s expense upon delivery to the Corporation of satisfactory evidence that the certificate has been destroyed, stolen or lost, together with any indemnity that may be required by the Corporation.

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(b)          The Corporation shall not be required to issue any certificates representing the Series B-1 Preferred Stock on or after the Mandatory Conversion Date. In place of the delivery of a replacement certificate following the Mandatory Conversion Date, the Corporation, upon delivery of the evidence and indemnity described in clause (a) above, shall deliver the shares of Non-Voting Common Stock pursuant to the terms of the Series B-1 Preferred Stock formerly evidenced by the certificate.

Section 16.         Miscellaneous.

(a)          All notices referred to herein shall be in writing, and, unless otherwise specified herein, all notices hereunder shall be deemed to have been given upon the earlier of receipt thereof or three Business Days after the mailing thereof if sent by registered or certified mail (unless first-class mail shall be specifically permitted for such notice under the terms of these Articles of Amendment) with postage prepaid, addressed: (i) if to the Corporation, to its office at 1226 Eastchester Drive, High Point, NC 27262, Attention: W. Swope Montgomery, Jr., Facsimile: (336) 889-8996 with a copy to the Corporation’s legal counsel at 271 17th Street, Suite 2400, Atlanta, Georgia 30363, Attention: Steven S. Dunlevie, Facsimile: (404) 870-4828l, or (ii) if to any Holder, to such Holder at the address of such Holder as listed in the stock record books of the Corporation, or (iii) to such other address as the Corporation or any such Holder, as the case may be, shall have designated by notice similarly given.

(b)          The Corporation shall pay any and all stock transfer and documentary stamp taxes that may be payable in respect of any issuance or delivery of shares of Series B-1 Preferred Stock or shares of Non-Voting Common Stock or other securities issued on account of Series B-1 Preferred Stock pursuant hereto or certificates representing such shares or securities. The Corporation shall not, however, be required to pay any such tax that may be payable in respect of any transfer involved in the issuance or delivery of shares of Series B-1 Preferred Stock or Common Stock or other securities in a name other than that in which the shares of Series B-1 Preferred Stock with respect to which such shares or other securities are issued or delivered were registered, or in respect of any payment to any Person other than a payment to the registered holder thereof, and shall not be required to make any such issuance, delivery or payment unless and until the Person otherwise entitled to such issuance, delivery or payment has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid or is not payable.

(c)          All payments on the shares of Series B-1 Preferred Stock shall be subject to withholding and backup withholding of tax to the extent required by applicable law, subject to applicable exemptions, and amounts withheld, if any, shall be treated as received by the holders thereof.

(d)          No share of Series B-1 Preferred Stock shall have any rights of preemption whatsoever under this Articles of Amendment as to any securities of the Corporation, or any warrants, rights or options issued or granted with respect thereto, regardless of how such securities, or such warrants, rights or options, may be designated issued or granted.

(e)          The shares of Series B-1 Preferred Stock shall not have any voting powers, preferences or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as set forth herein or in the Articles of Incorporation or as provided by applicable law.

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(f)          The Corporation covenants not to treat the Series B-1 Preferred Stock as preferred stock for purposes of Section 305 of the Internal Revenue Code of 1986, as amended, except as otherwise required by applicable law.

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APPENDIX B – ARTICLES OF AMENDMENT
FOR THE MANDATORILY CONVERTIBLE CUMULATIVE
NON-VOTING PREFERRED STOCK, SERIES C

State of North Carolina
Department of the Secretary of State
ARTICLES OF AMENDMENT
OF
BNC BANCORP

Pursuant to §55-10-06 of the General Statutes of North Carolina, the undersigned corporation hereby submits the following Articles of Amendment for the purpose of amending its Articles of Incorporation.

1.	The name of the corporation is: BNC BANCORP

2.	The text of each amendment adopted is as follows (State below or attach):

The attached designation of the preferences, limitations, and relative rights of the Corporation’s Mandatorily Convertible Cumulative Non-Voting Preferred Stock, Series C, was duly adopted and approved by the Corporation’s Board of Directors as provided in N.C. Gen. Stat. Section 55-6-02. Shareholder approval is not required under Section 55-6-02.

3.	If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment, if not contained in the amendment itself, are as follows:

Not applicable.

4.	The date of adoption of each amendment was as follows: May 31, 2012

5.	The amendment was duly adopted and approved by the Board of Directors of the corporation, as provided for pursuant to §55-10-02 of the General Statutes of North Carolina.

6.	These articles will be effective upon filing.

This the 5th day of June, 2012.

BNC Bancorp
Name of Corporation

/s/ W. Swope Montgomery, Jr.
Signature

W. Swope Montgomery, Jr.
President and Chief Executive Officer

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RIGHTS AND PREFERENCES

Section 1.          Designation. There is hereby created out of the authorized and unissued shares of preferred stock of the Corporation a series of preferred stock designated as the “Mandatorily Convertible Cumulative Non-Voting Preferred Stock, Series C” (the “Series C Preferred Stock”). The number of shares constituting such series initially shall be 43,185. The par value of the Series C Preferred Stock shall be no par value per share, and the liquidation preference shall be $1,000 per share.

Section 2.          Ranking. The Series C Preferred Stock will, with respect to dividend rights and rights on liquidation, winding up and dissolution, rank (i) on parity with the Fixed Rate Cumulative Perpetual Preferred Stock, Series A, the Mandatorily Convertible Cumulative Non-Voting Preferred Stock, Series B-1 (“Series B-1 Preferred Stock”) and with each other class or series of equity securities of the Corporation the terms of which do not expressly provide that such class or series will rank senior or junior to the Series C Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Corporation (collectively referred to as “Parity Securities”) and (ii) senior to the Mandatorily Convertible Non-Voting Preferred Stock, Series B, Corporation’s common stock, no par value per share (the “Common Stock”), the Corporation’s non-voting common stock, no par value per share (the “Non-Voting Common Stock”), and each other class or series of capital stock of the Corporation outstanding or established after the Effective Date by the Corporation the terms of which do not expressly provide that it ranks on a parity with or senior to the Series C Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Corporation (collectively referred to as “Junior Securities”). The Corporation has the power to authorize and/or issue additional shares or classes or series of Junior Securities or Parity Securities without the consent of the Holders; provided, however, that, pursuant to Section 12(b) hereof, for as long as the Series C Preferred Stock remains outstanding, no preferred stock of the Corporation that would rank senior to the Series C Preferred Stock may be issued without, in each case, the express approval of the Holders of at least a majority of the issued and outstanding shares of Series C Preferred Stock voting as a single class.

Section 3.          Definitions. The following initially capitalized terms shall have the following meanings, whether used in the singular or the plural:

(a)          “Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

(b)          “Applicable Conversion Price” means the Conversion Price in effect at any given time.

(c)          “Articles of Amendment” means these Articles of Amendment of the Corporation.

(d)          “Articles of Incorporation” means the Articles of Incorporation of the Corporation, as amended.

(e)          “BHC Act” means the Bank Holding Company Act of 1956, as amended.

(f)          “Business Day” means any day that is not Saturday or Sunday and that, in New York City, is not a day on which banking institutions generally are authorized or obligated by law or executive order to be closed.

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(g)          “Closing Price” of the Common Stock (or other relevant capital stock or equity interest) on any date of determination means the closing sale price or, if no closing sale price is reported, the last reported sale price of the shares of the Common Stock (or other relevant capital stock or equity interest) on the NASDAQ Capital Market on such date. If the Common Stock (or other relevant capital stock or equity interest) is not traded on the NASDAQ Capital Market on any date of determination, the Closing Price of the Common Stock (or other relevant capital stock or equity interest) on such date of determination means the closing sale price as reported in the composite transactions for the principal US. national or regional securities exchange on which the Common Stock (or other relevant capital stock or equity interest) is so listed or quoted, or, if no closing sale price is reported, the last reported sale price on the principal U.S. national or regional securities exchange on which the Common Stock (or other relevant capital stock or equity interest) is so listed or quoted, or if the Common Stock (or other relevant capital stock or equity interest) is not so listed or quoted on a US. national or regional securities exchange, the last quoted bid price for the Common Stock (or other relevant capital stock or equity interest) in the over-the-counter market as reported by OTC Markets Group Inc. or similar organization, or, if that bid price is not available, the market price of the Common Stock (or other relevant capital stock or equity interest) on that date as determined by a nationally recognized independent investment banking firm retained by the Corporation for this purpose.

For purposes of these Articles of Amendment, all references herein to the “closing sale price” and “last reported sale price” of the Common Stock (or other relevant capital stock or equity interest) on the NASDAQ Capital Market shall be such closing sale price and last reported sale price as reflected on the web site of the NASDAQ Capital Market (http://www.nasdaq.com) and as reported by Bloomberg Professional Service; provided that in the event that there is a discrepancy between the closing sale price or last reported sale price as reflected on the website of the NASDAQ Capital Market and as reported by Bloomberg Professional Service, the closing sale price and last reported sale price on the website of the NASDAQ Capital Market shall govern.

(h)          “Common Stock” has the meaning set forth in Section 2.

(i)           “Corporation” means BNC Bancorp, a bank holding company and corporation organized in the State of North Carolina.

(j)          “Conversion Price” means for each share of Series C Preferred Stock, $7.00035 provided that the foregoing shall be subject to adjustment or limitation as set forth herein.

(k)          “Current Market Price” means, on any date, the average of the daily Closing Price per share of the Common Stock or other securities on each of the five consecutive Trading Days preceding the earlier of the day before the date in question and the day before the Ex-Date with respect to the issuance or distribution giving rise to an adjustment to the Conversion Price pursuant to Section 10.

(l)          “Effective Date” means the date on which shares of the Series C Preferred Stock are first issued.

(m)          “Exchange Property” has the meaning set forth in Section 11(a).

(n)          “Ex-Date”, when used with respect to any issuance or distribution, means the first date on which the Common Stock or other securities trade without the right to receive the issuance or distribution giving rise to an adjustment to the Conversion Price pursuant to Section 10.

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(o)          “Holder” means the Person in whose name the shares of the Series C Preferred Stock are registered, which may be treated by the Corporation as the absolute owner of the shares of Series C Preferred Stock for the purpose of making payment and settling the related conversions and for all other purposes.

(p)          “Junior Securities” has the meaning set forth in Section 2.

(q)          “Liquidation Preference” means, as to the Series C Preferred Stock, $1,000 per share (as adjusted for any split, subdivision, combination, consolidation, recapitalization or similar event with respect to the Series C Preferred Stock).

(r)          “Mandatory Conversion Date” means, with respect to the shares of Series C Preferred Stock of any Holder, the third Business Day after which the Corporation has received the Shareholder Approvals, provided, however, that if a Mandatory Conversion Date would otherwise occur on or after an Ex-Date for an issuance or distribution that results in an adjustment of the Conversion Price pursuant to Section 10 and on or before the Record Date for such issuance or distribution, such Mandatory Conversion Date shall instead occur on the first calendar day after the Record Date for such issuance or distribution. For the avoidance of doubt, a Mandatory Conversion Date, with respect to the shares of Series C Preferred Stock, shall not be deemed to have occurred unless the Shareholder Approvals relating to shares of the Series B-1 Preferred Stock described in the definition of “Shareholder Approvals” below have been obtained.

(s)          “Non-Voting Common Stock” has the meaning set forth in Section 2.

(t)          “Notice of Mandatory Conversion” has the meaning set forth in Section 9(a).

(u)          “Parity Securities” has the meaning set forth in Section 2.

(v)         “Person” means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint-stock company, limited liability company or trust.

(w)          “Record Date” has the meaning set forth in Section 4(d).

(x)          “Reference Securities” has the meaning set forth in Section 10(e).

(y)          “Reorganization Event” has the meaning set forth in Section 11(a).

(z)          “Section 4(c) Dividend Payment Date” has the meaning set forth in Section 4(c).

(aa)         “Section 4(c) Dividend Period” has the meaning set forth in Section 4(c).

(bb)         “Securities Purchase Agreement” means the Securities Purchase Agreement, dated as of May 31, 2012, as may be amended from time to time, between the Corporation and a Holder.

(cc)         “Series B-1 Preferred Stock” has the meaning set forth in Section 2.

(dd)         “Series C Preferred Stock” has the meaning set forth in Section 1.

(ee)         “Shareholder Approvals” means the shareholder approvals necessary to (i) approve the conversion of the Series C Preferred Stock into Common Stock for purposes of Rule 5635 of the NASDAQ Marketplace Rules and (ii) approve the conversion of the Series B-1 Preferred Stock into Non-Voting Common Stock and the conversion of such Non-Voting Common Stock into shares of Common Stock for purposes of Rule 5635 of the NASDAQ Marketplace Rules.

(ff)         “Special Dividend” has the meaning set forth in Section 4(c).

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(gg)          “Special Dividend Rate” means the following respective rates during each of the following respective periods:

(i)          12% per annum for the Section 4(c) Dividend Period beginning on September 30, 2012 and ending on December 31, 2012; and

(ii)         15% per annum for the dividends accruing during all Section 4(c) Dividend Periods beginning on or subsequent to December 31, 2012.

(hh)         “Trading Day” means a day on which the shares of Common Stock:

(i)          are not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business; and

(ii)         have traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock.

Section 4.          Dividends. (a) From and after the Effective Date, the Holders shall be entitled to receive, when, as and if declared by the Board of Directors or a duly authorized committee of the Board of Directors, out of funds legally available therefor, non-cumulative dividends of the type and in the amounts determined as set forth in Section 4(b) and cumulative dividends of the type and in the amounts determined as set forth in Section 4(c), and no more.

(b)          Subject to Section 4(a), if the Board of Directors or a duly authorized committee of the Board of Directors declares and pays a cash dividend in respect of Common Stock, then, and as a condition to such cash dividend, the Board of Directors or such duly authorized committee of the Board of Directors shall declare and pay to the Holders of the Series C Preferred Stock, on the same dates on which such cash dividend is declared or paid, as applicable, on the Common Stock, a cash dividend in an amount per share of Series C Preferred Stock equal to the product of (i) the per share dividend declared and paid in respect of each share of Common Stock and (ii) the number of shares of Common Stock into which such share of Series C Preferred Stock is then convertible, assuming receipt of the Shareholder Approvals.

(c)          In addition to dividends payable under Section 4(b), dividends shall begin to accrue on September 30, 2012 and will be payable quarterly in arrears, commencing on December 31, 2012, when, as and if declared by the Board of Directors or a duly authorized committee of the Board of Directors, on March 31, June 30, September 30 and December 31 of each year, or, if any such day is not a Business Day, the next Business Day (each, a “Section 4(c) Dividend Payment Date”) for each outstanding share of Series C Preferred Stock, payable in cash at the Special Dividend Rate (such dividend, the “Special Dividend”). Dividends payable pursuant to this Section 4(c), will be, for each outstanding share of Series C Preferred Stock, payable in cash at an annual rate equal to the Special Dividend Rate multiplied by the sum of (A) the Liquidation Preference plus (B) all accrued and unpaid dividends, whether or not declared, on such shares of Series C Preferred Stock for any prior Section 4(c) Dividend Period and will be computed on the basis of a 360-day year of twelve 30-day months and for any Section 4(c) Dividend Period greater or less than a full Section 4(c) Dividend Period will be computed on the basis of the actual number of days elapsed in the period divided by 360. No interest or sum of money in lieu of interest will be paid on any dividend payment on a share of Series C Preferred Stock paid later than the scheduled Section 4(c) Dividend Payment Date. The period from September 30, 2012 to but excluding December 31, 2012 and each period from and including a Section 4(c) Dividend Payment Date to but excluding the following Section 4(c) Dividend Payment Date is herein referred to as a “Section 4(c) Dividend Period.” Such dividends will accumulate during each dividend period from and including the immediately preceding dividend payment date (in the case of the initial dividend period, if applicable, September 30, 2012) to but excluding the immediately succeeding dividend payment date.

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(d)          Each dividend will be payable to Holders of record as they appear in the records of the Corporation at the close of business on the same record date, which (i) with respect to dividends payable pursuant to Section 4(b), shall be the same day as the record date for the payment of the corresponding dividends to the holders of shares of Common Stock and (ii) with respect to dividends payable pursuant to Section 4(c), shall be on the first Business Day of the month in which the relevant Section 4(c) Dividend Payment Date occurs (each, a “Record Date”).

(e)          Special Dividends are cumulative on the Series C Preferred Stock. To the extent that the Board of Directors does not declare and pay dividends on the Series C Preferred Stock for a Section 4(c) Dividend Period prior to the related Section 4(c) Dividend Payment Date, in full or otherwise, such unpaid dividend shall accrue and shall cumulate from such scheduled Section 4(c) Dividend Payment Date, shall compound on each subsequent Section 4(c) Dividend Payment Date and shall be payable quarterly in arrears on each subsequent Section 4(c) Dividend Payment Date. As used herein, the term “accrued” includes both accrued and accumulated dividends.

(f)          If full dividends payable on Series C Preferred Stock pursuant to Section 4(b) for any dividend period or Section 4(c) for any Section 4(c) Dividend Period have not been declared and paid, or declared and a sum sufficient for the payment of those dividends been set aside, the Corporation may not: (i) declare and pay or set aside for payment or declare and make or set aside for payment any distribution of assets on any Junior Securities (other than a dividend payable solely in Junior Securities); (ii) repurchase, redeem, or otherwise acquire for consideration, directly or indirectly, any Junior Securities (other than as a result of a reclassification of Junior Securities for or into other Junior Securities, or the exchange or conversion of one Junior Security for or into another Junior Security, and other than through the use of the proceeds of a substantially contemporaneous sale of other Junior Securities), nor shall any monies be paid to or made available for a sinking fund for the redemption of any Junior Securities by the Corporation; or (iii) repurchase, redeem, or otherwise acquire for consideration any Parity Securities otherwise than pursuant to pro rata offers to purchase all, or a pro rata portion, of the Series C Preferred Stock and such Parity Securities except by conversion into or exchange for Junior Securities. The foregoing limitations do not apply to purchases or acquisitions of Junior Securities pursuant to any employee or director incentive or benefit plan or arrangement (including any of the Corporation’s employment, severance, or consulting agreements) of the Corporation or of any of its subsidiaries adopted before or after the Effective Date.

(g)          If full dividends payable on Series C Preferred Stock pursuant to Section 4(b) for the current dividend period or Section 4(c) for any Section 4(c) Dividend Period have not been declared and paid, or declared and a sum sufficient for the payment of those dividends been set aside, the Corporation may not declare, pay, or set aside for payment dividends on any Parity Securities or Junior Securities for any period; provided, however, that to the extent that the Corporation declares dividends on the Series C Preferred Stock and on any Parity Securities but does not make full payment of such declared dividends, the Corporation will allocate the dividend payments on a pro rata basis among the Holders and the holders of any Parity Securities. For purposes of calculating the pro rata allocation of partial dividend payments, the Corporation will allocate dividend payments based on the ratio between the current and accrued dividends due on the shares of Series C Preferred Stock and the aggregate of the current and accrued dividends due on any Parity Securities, which shall not include any accumulation for any prior dividend periods if such Parity Securities do not have a cumulative dividend.

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(h)          If the Mandatory Conversion Date with respect to any share of Series C Preferred Stock is prior to any Record Date, the Holder of such share of Series C Preferred Stock will not have the right to receive any dividends on the Series C Preferred Stock with respect to such Record Date. If the Mandatory Conversion Date with respect to any share of Series C Preferred Stock is after the Record Date for any declared dividend and prior to the payment date for that dividend, the Holder thereof shall receive that dividend on the relevant payment date if such Holder was the Holder of record on the Record Date for that dividend; provided, that this provision shall not affect any rights to receive any accrued but unpaid dividends on the Series C Preferred Stock attributable to any Section 4(c) Dividend Period completed prior to the Record Date.

Section 5.          Liquidation. (a) In the event the Corporation voluntarily or involuntarily liquidates, dissolves or winds up, the Holders at the time shall be entitled to receive liquidating distributions in an amount equal to the greater of (i) the Liquidation Preference per share of Series C Preferred Stock, plus an amount equal to any accrued but unpaid dividends, whether or not declared, thereon to and including the date of such liquidation and (ii) 110% of the payment or distribution to which such Holders would be entitled if the Series C Preferred Stock were converted into Common Stock immediately before such liquidation, dissolution or winding-up, out of assets legally available for distribution to the Corporation’s shareholders, before any distribution of assets is made to the holders of the Common Stock, Non-Voting Common Stock or any other Junior Securities. After payment of the full amount of such liquidation distribution, the Holders shall not be entitled to any further participation in any distribution of assets by the Corporation.

(b)          In the event the assets of the Corporation available for distribution to shareholders upon any liquidation, dissolution or winding-up of the affairs of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full the amounts payable with respect to all outstanding shares of the Series C Preferred Stock and the corresponding amounts payable on any Parity Securities, Holders and the holders of such Parity Securities shall share ratably in any distribution of assets of the Corporation in proportion to the full respective liquidating distributions to which they would otherwise be respectively entitled.

(c)          The Corporation’s consolidation or merger with or into any other entity, the consolidation or merger of any other entity with or into the Corporation, or the sale of all or substantially all of the Corporation’s property or business will not constitute its liquidation, dissolution or winding up.

Section 6.          Maturity. The Series C Preferred Stock shall be perpetual unless converted or redeemed in accordance with these Articles of Amendment.

Section 7.          Redemptions by the Corporation.

(a)          Optional Redemption. The Series C Preferred Stock may not be redeemed by the Corporation prior to June 30, 2017. After June 30, 2017, the Corporation, at its option, may redeem in whole or in part at any time the shares of Series C Preferred Stock together with the Series B-1 Preferred Stock at the time outstanding, upon notice given as provided in Section 7(c) below, at a redemption price per share payable in cash equal to the greater of (i) 125.0% of the sum of (A) the Liquidation Preference, plus (B) all accrued but unpaid dividends up to, but excluding, the date fixed for redemption, whether or not declared, and (ii) 110% of (A) the number of shares of Common Stock into which a share of Series C Preferred Stock would be convertible on the Trading Day immediately prior to the date fixed for redemption (assuming receipt of Shareholder Approvals) multiplied by (B) the Closing Price of Common Stock on such Trading Day. The redemption price for any shares of Series C Preferred Stock shall be payable on the redemption date to the Holder of such shares against surrender of the certificate(s) evidencing such shares to the Corporation or its agent. Any declared but unpaid dividends payable on a redemption date that occurs subsequent to a Record Date shall not be paid to the Holder entitled to receive the redemption price on the redemption date, but rather shall be paid to the holder of record of the redeemed shares on such Record Date.

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(b)          No Sinking Fund. The Series C Preferred Stock will not be subject to any mandatory redemption, sinking fund or other similar provisions. Holders of Series C Preferred Stock will have no right to require redemption of any shares of Series C Preferred Stock.

(c)          Notice of Redemption. Notice of every redemption of shares of Series C Preferred Stock shall be given by first class mail, postage prepaid, addressed to the Holders of the shares to be redeemed at their respective last addresses appearing on the books of the Corporation. Such mailing shall be at least 30 days and not more than 60 days before the date fixed for redemption; provided, that failure to give such notice by mail, or any defect in such notice or in the mailing thereof, to any Holder of shares of Series C Preferred Stock designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Series C Preferred Stock to be so redeemed except as to the Holder to whom the Corporation has failed to give such notice or except as to the Holder to whom notice was defective. Notwithstanding the foregoing, if the Series C Preferred Stock or any depositary shares representing interests in the Series C Preferred Stock are issued in book-entry form through The Depository Trust Company or any other similar facility, notice of redemption may be given to the Holders of Series C Preferred Stock at such time and in any manner permitted by such facility. Each such notice given to a Holder shall state: (1) the redemption date; (2) the number of shares of Series C Preferred Stock to be redeemed and, if less than all the shares held by such Holder are to be redeemed, the number of such shares to be redeemed from such Holder; (3) the redemption price (or manner of determination of the redemption price); and (4) the place or places where certificates for such shares are to be surrendered for payment of the redemption price.

(d)          Partial Redemption. In case of any redemption of only part of the shares of Series C Preferred Stock or Series B-1 Preferred Stock at the time outstanding, the shares to be redeemed shall be selected on a pro rata basis or such other method as the depositary shall require that approximates a pro rata basis. If fewer than all the shares represented by any certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without charge to the Holder thereof.

(e)          Effectiveness of Redemption. If notice of redemption has been duly given as provided in Section 7(c) and if on or before the redemption date specified in the notice all funds necessary for the redemption have been set aside by the Corporation, separate and apart from its other funds, in trust for the pro rata benefit of the Holders of the shares called for redemption, so as to be and continue to be available therefor, then, notwithstanding that any certificate for any share so called for redemption has not been surrendered for cancellation, on and after the redemption date unless the Corporation defaults in the payment of the redemption price, in which case such rights shall continue until the redemption price is paid, dividends shall cease to accrue on all shares so called for redemption, all shares so called for redemption shall no longer be deemed outstanding and all rights with respect to such shares shall forthwith on such redemption date cease and terminate, except only the right of the Holders thereof to receive the amount payable on such redemption, without interest. Any funds unclaimed at the end of two years from the redemption date shall, to the extent permitted by law, be released to the Corporation, after which time the Holders of the shares so called for redemption shall look only to the Corporation for payment of the redemption price of such shares. Shares of outstanding Series C Preferred Stock that are redeemed, purchased or otherwise acquired by the Corporation, or converted into another series of the Corporation’s preferred stock, shall be cancelled and shall revert to authorized but unissued shares of the Corporation’s preferred stock undesignated as to series.

Section 8.          Mandatory Conversion. Effective as of the close of business on the Mandatory Conversion Date with respect to the shares of Series C Preferred Stock of a Holder, all such Holder’s shares of Series C Preferred Stock shall automatically convert into shares of Common Stock as set forth below. The number of shares of Common Stock into which a share of Series C Preferred Stock shall be convertible shall be determined by dividing (i) the Liquidation Preference by (ii) the Applicable Conversion Price (subject to the conversion procedures of Section 9 hereof). In addition, a Holder shall receive a cash amount equal to all accrued but unpaid dividends, whether or not declared, with respect to any Section 4(c) Dividend Period completed prior to the Mandatory Conversion Date (but not with respect to the Section 4(c) Dividend Period in which the Mandatory Conversion Date occurs). Upon conversion, Holders shall receive cash in lieu of fractional shares in accordance with Section 13 hereof.

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Section 9.          Conversion Procedures.

(a)          Upon receipt by the Corporation of the Shareholder Approvals, within two (2) Business Days thereafter, the Corporation shall provide notice of mandatory conversion to each Holder (such notice a “Notice of Mandatory Conversion”). In addition to any information required by applicable law or regulation, the Notice of Mandatory Conversion with respect to such Holder shall state, as appropriate:

(i)          the Mandatory Conversion Date;

(ii)         the number of shares of Common Stock to be issued upon conversion of each share of Series C Preferred Stock held of record by such Holder and subject to such mandatory conversion; and

(iii)        if certificates are to be issued, the place or places where certificates for shares of Series C Preferred Stock held of record by such Holder are to be surrendered for issuance of certificates representing shares of Common Stock.

(b)          Effective immediately prior to the close of business on the Mandatory Conversion Date with respect to any shares of Series C Preferred Stock, dividends shall no longer be declared on any such shares of Series C Preferred Stock and such shares of Series C Preferred Stock shall cease to be outstanding, in each case, subject to the right of the Holder to receive (i) shares of Common Stock issuable upon such mandatory conversion, (ii) any declared and unpaid dividends on such share to the extent provided in Section 4(h) and (iii) any other payments or distributions to which such Holder is otherwise entitled pursuant to Section 8, this Section 9, Section 10, Section 11 or Section 13 hereof, as applicable.

(c)          No allowance or adjustment, except pursuant to Section 4 or Section 10, shall be made in respect of dividends payable to holders of the Common Stock of record as of any date prior to the close of business on the Mandatory Conversion Date with respect to any share of Series C Preferred Stock. Prior to the close of business on the Mandatory Conversion Date with respect to any share of Series C Preferred Stock, shares of Common Stock issuable upon conversion thereof, or other securities issuable upon conversion of, such share of Series C Preferred Stock shall not be deemed outstanding for any purpose, and the Holder thereof shall have no rights with respect to the Common Stock or other securities issuable upon conversion (including voting rights, rights to respond to tender offers for the Common Stock or other securities issuable upon conversion and rights to receive any dividends or other distributions on the Common Stock or other securities issuable upon conversion) by virtue of holding such share of Series C Preferred Stock, except to the extent provided in Section 4(b) or Section 10(d).

(d)          Shares of Series C Preferred Stock duly converted in accordance with these Articles of Amendment, or otherwise reacquired by the Corporation, will resume the status of authorized and unissued shares of the Corporation’s preferred stock, undesignated as to series and available for future issuance. The Corporation may from time-to-time take such appropriate action as may be necessary to reduce the authorized number of shares of Series C Preferred Stock; provided, that the Corporation shall not take any such action if such action would reduce the authorized number of shares of Series C Preferred Stock below the number of shares of Series C Preferred Stock then outstanding.

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(e)          The Person or Persons entitled to receive the Common Stock and/or cash, securities or other property issuable upon conversion of Series C Preferred Stock shall be treated for all purposes as the record holder(s) of such shares of Common Stock and/or securities as of the close of business on the Mandatory Conversion Date with respect thereto. In the event that a Holder shall not by written notice designate the name in which shares of Common Stock and/or cash, securities or other property (including payments of cash in lieu of fractional shares) to be issued or paid upon conversion of shares of Series C Preferred Stock should be registered or paid or the manner in which such shares should be delivered, the Corporation shall be entitled to register and deliver such shares, and make such payment, in the name of the Holder and in the manner shown on the records of the Corporation.

(f)          On the Mandatory Conversion Date with respect to any share of Series C Preferred Stock, certificates representing shares of Common Stock shall be issued and delivered to the Holder thereof or such Holder’s designee (or, at the Corporation’s option such shares shall be registered in book-entry form) upon presentation and surrender of the certificate evidencing the Series C Preferred Stock to the Corporation and, if required, the furnishing of appropriate endorsements and transfer documents and the payment of all transfer and similar taxes.

Section 10.         Anti-Dilution Adjustments.

(a)          The Conversion Price shall be subject to the following adjustments:

(i)          Stock Dividends and Distributions. If the Corporation pays dividends or other distributions on the Common Stock in shares of Common Stock, then the Conversion Price in effect immediately prior to the Ex-Date for such dividend or distribution will be multiplied by the following fraction:

OSo
OS 1

Where,

OSo = the number of shares of Common Stock outstanding immediately prior to the Ex-Date for such dividend or distribution.

OS 1 = the sum of the number of shares of Common Stock outstanding immediately prior to the Ex-Date for such dividend or distribution plus the total number of shares of Common Stock constituting such dividend or distribution.

For the purposes of this clause (i), the number of shares of Common Stock at the time outstanding shall not include shares of Common Stock acquired by the Corporation. If any dividend or distribution described in this clause (i) is declared but not so paid or made, the Conversion Price shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to make such dividend or distribution, to such Conversion Price that would be in effect if such dividend or distribution had not been declared (but giving effect to any intervening adjustments that may have been made with respect to the Series C Preferred Stock).

(ii)         Subdivisions, Splits and Combinations of the Common Stock. If the Corporation subdivides, splits or combines the shares of Common Stock, then the Conversion Price in effect immediately prior to the effective date of such share subdivision, split or combination will be multiplied by the following fraction:

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OSo
OS 1

Where,

OSo = the number of shares of Common Stock outstanding immediately prior to the effective date of such share subdivision, split or combination.

OS 1 = the number of shares of Common Stock outstanding immediately after the opening of business on the effective date of such share subdivision, split or combination.

For the purposes of this clause (ii), the number of shares of Common Stock at the time outstanding shall not include shares of Common Stock acquired by the Corporation. If any subdivision, split or combination described in this clause (ii) is announced but the outstanding shares of Common Stock are not subdivided, split or combined, the Conversion Price shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to subdivide, split or combine the outstanding shares of Common Stock, to such Conversion Price that would be in effect if such subdivision, split or combination had not been announced (but giving effect to any intervening adjustments that may have been made with respect to Series C Preferred Stock).

(b)          (i) All adjustments to the Conversion Price shall be calculated to the nearest 1/10 of a cent. No adjustment in the Conversion Price shall be required if such adjustment would be less than $0.01; provided, that any adjustments which by reason of this subparagraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment; provided further that on the Mandatory Conversion Date adjustments to the Conversion Price will be made with respect to any such adjustment carried forward and which has not been taken into account before such date.

(ii)         No adjustment to the Conversion Price shall be made if Holders may participate in the transaction that would otherwise give rise to an adjustment, as a result of holding the Series C Preferred Stock (including without limitation pursuant to Section 4 hereof), without having to convert the Series C Preferred Stock, as if they held the full number of shares of Common Stock into which a share of the Series C Preferred Stock may then be converted.

(iii)        The Applicable Conversion Price shall not be adjusted:

(A)         upon the issuance of any shares of Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on the Corporation’s securities and the investment of additional optional amounts in shares of Common Stock under any such plan or under any savings or profit sharing plan;

(B)         upon the issuance of any shares of Common Stock or rights or warrants to purchase such shares pursuant to any present or future employee, director or consultant benefit plan or program of or assumed by the Corporation or any of its subsidiaries;

(C)         upon the issuance of any shares of Common Stock pursuant to any option, warrant, right or exercisable, exchangeable or convertible security outstanding as of the date shares of the Series C Preferred Stock were first issued and not substantially amended thereafter;

(D)         for a change in the par value or no par value of Common Stock; or

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(E)         for accrued but unpaid dividends on the Series C Preferred Stock.

(c)          Whenever the Conversion Price is to be adjusted in accordance with Section 10(a) or Section 10(b), the Corporation shall: (i) compute the Conversion Price in accordance with Section 10(a) or Section 10(b), taking into account the $0.01 threshold set forth in Section 10(c) hereof; (ii) as soon as practicable following the occurrence of an event that requires an adjustment to the Conversion Price pursuant to Section 10(a) or Section 10(b), taking into account the $0.01 threshold set forth in Section 10(c) hereof (or if the Corporation is not aware of such occurrence, as soon as practicable after becoming so aware), provide, or cause to be provided, a written notice to the Holders of the occurrence of such event; and (iii) as soon as practicable following the determination of the revised Conversion Price in accordance with Section 10(a) or Section 10(b) hereof, provide, or cause to be provided, a written notice to the Holders setting forth in reasonable detail the method by which the adjustment to the Conversion Price was determined and setting forth the revised Conversion Price.

(d)          The shares of Series C Preferred Stock shall also be entitled to the following rights:

(i)          Issuance of Stock Purchase Rights. If the Corporation issues to all or substantially all holders of the shares of Common Stock rights or warrants (other than rights or warrants issued pursuant to a shareholders’ rights plan, a dividend reinvestment plan or share purchase plan or other similar plans) entitling them to subscribe for or purchase shares of Common Stock, then each Holder shall receive the same rights or warrants as a holder of Common Stock would receive as though such Holder’s shares of Series C Preferred Stock had been converted into such number of shares of Common Stock that such Holder’s shares of Series C Preferred Stock would then be convertible.

(ii)         Debt or Asset Distributions. If the Corporation distributes to all or substantially all holders of shares of Common Stock evidences of indebtedness, shares of capital stock, securities (including, without limitation, shares of capital stock of any class or series, or similar equity interests, of or relating to a subsidiary or other business unit in a “spin-off” transaction), cash or other assets (excluding any dividend or distribution referred to in clause (a)(i) above, any rights or warrants referred to in clause (d)(i) above, any dividend or distribution paid exclusively in cash, and any consideration payable in connection with a tender or exchange offer made by the Corporation or any of its applicable subsidiaries) (such evidences of indebtedness, shares of capital stock, securities, cash or other assets, the “Distributed Property”), then each Holder shall receive the same distribution of Distributed Property as a holder of Common Stock would receive as though such Holder’s shares of Series C Preferred Stock had been converted into such number of shares of Common Stock that such Holder’s shares of Series C Preferred Stock would then be convertible.

(iii)        Cash Distributions. If the Corporation makes a distribution consisting exclusively of cash to all holders of the Common Stock, excluding (A) any cash dividend on the Common Stock to the extent a corresponding cash dividend pursuant to Section 4 is paid on the Series C Preferred Stock, (b) any cash that is distributed in a Reorganization Event, (c) any dividend or distribution in connection with the Corporation’s liquidation, dissolution or winding up, and (d) any consideration payable in connection with a tender or exchange offer made by the Corporation or any of its subsidiaries, then in each event, each Holder shall receive the same distribution as a holder of Common Stock would receive as though such Holder’s shares of Series C Preferred Stock had been converted into such number of shares of Common Stock that such Holder’s shares of Series C Preferred Stock would then be convertible.

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(iv)        Self Tender Offers and Exchange Offers. If the Corporation or any of its subsidiaries successfully completes a tender or exchange offer for the Common Stock where the cash and the value of any other consideration included in the payment per share of the Common Stock exceeds the Closing Price per share of the Corporation’s Common Stock on the Trading Day immediately succeeding the expiration of the tender or exchange offer (such excess, the “Excess Consideration”), then each Holder shall receive the same Excess Consideration as a holder of Common Stock participating in such tender or exchange offer would receive as though such Holder’s shares of Series C Preferred Stock had been converted into such number of shares of Common Stock that such Holder’s shares of Series C Preferred Stock would then be convertible.

(v)         Rights Plans. To the extent that the Corporation has a rights plan in effect with respect to the Common Stock on the Mandatory Conversion Date, upon conversion of any shares of the Series C Preferred Stock, Holders will receive, in addition to the shares of Common Stock, the rights under the rights plan, unless, prior to the Mandatory Conversion Date the rights have separated from the shares of Common Stock, in which case each Holder shall receive, at the time of separation, the same rights as if the Corporation had made a distribution to all holders of the Common Stock as described in clause (d)(i) above.

(e)          Notwithstanding anything to the contrary in Section 10(d), to the extent that the foregoing provisions of Section 10(d) would result in the issuance  to the holder of  voting securities of the Corporation for purposes of the Federal Reserve’s Regulation Y or rights to such voting securities (any such voting securities being the “Reference Securities”), the Corporation shall issue in lieu thereof securities or rights to securities that are not voting securities for such purposes and as otherwise equivalent as possible to the Reference Securities.

Section 11.         Reorganization Events. (a) In the event that for so long as any shares of Series C Preferred Stock remain outstanding there occurs:

(i)          any consolidation, merger or other similar business combination of the Corporation with or into another Person, in each case pursuant to which the Common Stock will be converted into cash, securities or other property of the Corporation or another Person;

(ii)         any sale, transfer, lease or conveyance to another Person of all or substantially all of the property and assets of the Corporation, in each case pursuant to which the Common Stock will be converted into cash, securities or other property of the Corporation or another Person;

(iii)        any reclassification of the Common Stock into securities including securities other than the Common Stock; or

(iv)        any statutory exchange of the outstanding shares of Common Stock for securities of another Person (other than in connection with a merger or acquisition);

(any such event specified in this Section 11(a), a “Reorganization Event”); then each share of such Holder’s Series C Preferred Stock outstanding immediately prior to such Reorganization Event shall remain outstanding but shall automatically convert, effective as of the close of business on the Mandatory Conversion Date with respect to the shares of Series C Preferred Stock of such Holder, into the type and amount of securities, cash and other property receivable in such Reorganization Event by the holder (excluding the counterparty to the Reorganization Event or an Affiliate of such counterparty ) of the number of shares of Common Stock obtained by dividing (x) the Liquidation Preference by (y) the Applicable Conversion Price as of such date, plus a cash amount equal to all accrued but unpaid dividends, whether or not declared, on a per share basis, up to, but excluding, such date (such securities, cash and other property, the “Exchange Property”).

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(b)          In the event that holders of the shares of Common Stock have the opportunity to elect the form of consideration to be received in such transaction, the Holders shall likewise be allowed to make such an election.

(c)          The above provisions of this Section 11 shall similarly apply to successive Reorganization Events and the provisions of Section 10 shall apply to any shares of capital stock of the Corporation (or any successor) received by the holders of the Common Stock in any such Reorganization Event.

(d)          The Corporation (or any successor) shall, within seven days of the consummation of any Reorganization Event, provide written notice to the Holders of such consummation of such event and of the kind and amount of the cash, securities or other property that constitutes the Exchange Property. Failure to deliver such notice shall not affect the operation of this Section 11.

(e)          The Corporation shall not enter into any agreement for a transaction constituting a Reorganization Event unless such agreement provides for or does not interfere with or prevent (as applicable) conversion of the Series C Preferred Stock into the Exchange Property in a manner that is consistent with and gives effect to this Section 11.

Section 12.         Voting Rights. (a) Holders will not have any voting rights, including the right to elect any directors, except (i) voting rights, if any, required by law, and (ii) voting rights, if any, described in this Section 12.

(b)          So long as any shares of Series C Preferred Stock are outstanding, the vote or consent of the Holders of at least a majority of the shares of Series C Preferred Stock at the time outstanding, voting as a single class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, will be necessary for effecting or validating any of the following actions, whether or not such approval is required by North Carolina law:

(i)          any amendment, alteration or repeal (including by means of a merger, consolidation or otherwise) of any provision of the Articles of Incorporation (including these Articles of Amendment) or the Corporation’s bylaws that would significantly and adversely affect the rights or preference of the Series C Preferred Stock;

(ii)         any amendment or alteration (including by means of a merger, consolidation or otherwise) of the Corporation’s Articles of Incorporation to authorize, or create, or increase the authorized amount of, any shares of, or any securities convertible into shares of, any class or series of the Corporation’s capital stock ranking senior to the Series C Preferred Stock in the payment of dividends or in the distribution of assets on any liquidation, dissolution or winding up of the Corporation; or

(iii)        the consummation of a binding share exchange or reclassification involving the Series C Preferred Stock or a merger or consolidation of the Corporation with another entity that results in any amendment, alteration or repeal of any provision of the Articles of Incorporation (including these Articles of Amendment) or the Corporation’s bylaws or the equivalent documents of another corporation that would significantly and adversely affect the rights or preferences of the Series C Preferred Stock, except that the Holders will have no right to vote under this provision if (x) the Series C Preferred Stock remains outstanding with the same rights, preferences, privileges and voting powers or, in the case of any such merger or consolidation with respect to which the Corporation is not the surviving or resulting entity, is converted into or exchanged for preference securities of the surviving or resulting entity or its ultimate parent, that is an entity organized and existing under the laws of the United States of America, any state thereof or the District of Columbia, and (y) such Series C Preferred Stock remaining outstanding with the same rights, preferences, privileges and voting powers or such preference securities, as the case may be, have such rights, preferences, privileges and voting powers, taken as a whole, as are not materially less favorable to the Holders thereof than the rights, preferences, privileges and voting powers of the Series C Preferred Stock, taken as a whole.

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provided, however, that any increase in the amount of the authorized preferred stock of the Corporation or any securities convertible into the preferred stock of the Corporation or the creation and issuance, or an increase in the authorized or issued amount, of any series of preferred stock of the Corporation or any securities convertible into preferred stock of the Corporation ranking equally with and/or junior to the Series C Preferred Stock with respect to the payment of dividends (whether such dividends are cumulative or non-cumulative) and/or the distribution of assets upon the Corporation’s liquidation, dissolution or winding up will not, in and of itself, be deemed to significantly and adversely affect the rights or preference of the Series C Preferred Stock and, notwithstanding any provision of North Carolina law, Holders will have no right to vote solely by reason of such an increase, creation or issuance.

(c)          Notwithstanding the foregoing, Holders shall not have any voting rights if, at or prior to the effective time of the act with respect to which such vote would otherwise be required, all outstanding shares of Series C Preferred Stock shall have been converted into shares of Common Stock.

Section 13.         Fractional Shares.

(a)          No fractional shares of Common Stock will be issued as a result of any conversion of shares of Series C Preferred Stock.

(b)          In lieu of any fractional share of Common Stock otherwise issuable in respect of any mandatory conversion pursuant to Section 8 hereof, the Corporation shall pay an amount in cash (computed to the nearest cent) equal to the same fraction of the Closing Price of the Common Stock determined as of the second Trading Day immediately preceding the Mandatory Conversion Date.

(c)          If more than one share of the Series C Preferred Stock is surrendered for conversion at one time by or for the same Holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of the Series C Preferred Stock so surrendered.

Section 14.         Reservation of Common Stock.

(a)          The Corporation shall at all times reserve and keep available out of its authorized and unissued Common Stock or shares acquired by the Corporation, solely for issuance upon the conversion of shares of Series C Preferred Stock as provided in these Articles of Amendment free from any preemptive or other similar rights, such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the shares of Series C Preferred Stock then outstanding.

(b)          Notwithstanding the foregoing, the Corporation shall be entitled to deliver upon conversion of shares of Series C Preferred Stock, as herein provided, shares of Common Stock acquired by the Corporation (in lieu of the issuance of authorized and unissued shares of Common Stock), so long as any such acquired shares are free and clear of all liens, charges, security interests or encumbrances.

(c)          All shares of Common Stock delivered upon conversion of the Series C Preferred Stock shall be duly authorized, validly issued, fully paid and non-assessable, free and clear of all liens, claims, security interests and other encumbrances.

B-15

(d)          Prior to the delivery of any securities that the Corporation shall be obligated to deliver upon conversion of the Series C Preferred Stock, the Corporation shall use its reasonable best efforts to comply with all federal and state laws and regulations thereunder requiring the registration of such securities with, or any approval of or consent to the delivery thereof by, any governmental authority.

(e)          The Corporation hereby covenants and agrees that, if at any time the Common Stock shall be listed on the NASDAQ Capital Market or any other national securities exchange or automated quotation system, the Corporation will, if permitted by the rules of such exchange or automated quotation system, list and keep listed, so long as the Common Stock shall be so listed on such exchange or automated quotation system, all the Common Stock issuable upon conversion of the Series C Preferred Stock.

Section 15.         Replacement Certificates.

(a)          The Corporation shall replace any mutilated certificate at the Holder’s expense upon surrender of that certificate to the Corporation. The Corporation shall replace certificates that become destroyed, stolen or lost at the Holder’s expense upon delivery to the Corporation of satisfactory evidence that the certificate has been destroyed, stolen or lost, together with any indemnity that may be required by the Corporation.

(b)          The Corporation shall not be required to issue any certificates representing the Series C Preferred Stock on or after the Mandatory Conversion Date. In place of the delivery of a replacement certificate following the Mandatory Conversion Date, the Corporation, upon delivery of the evidence and indemnity described in clause (a) above, shall deliver the shares of Common Stock pursuant to the terms of the Series C Preferred Stock formerly evidenced by the certificate.

Section 16.         Miscellaneous.

(a)          All notices referred to herein shall be in writing, and, unless otherwise specified herein, all notices hereunder shall be deemed to have been given upon the earlier of receipt thereof or three Business Days after the mailing thereof if sent by registered or certified mail (unless first-class mail shall be specifically permitted for such notice under the terms of these Articles of Amendment) with postage prepaid, addressed: (i) if to the Corporation, to its office at 1226 Eastchester Drive, High Point, NC 27262, Attention: W. Swope Montgomery, Jr., Facsimile: (336) 889-8996 with a copy to the Corporation’s legal counsel at 271 17th Street, Suite 2400, Atlanta, Georgia 30363, Attention: Steven S. Dunlevie, Facsimile: (404) 870-4828l, or (ii) if to any Holder, to such Holder at the address of such Holder as listed in the stock record books of the Corporation, or (iii) to such other address as the Corporation or any such Holder, as the case may be, shall have designated by notice similarly given.

(b)          The Corporation shall pay any and all stock transfer and documentary stamp taxes that may be payable in respect of any issuance or delivery of shares of Series C Preferred Stock or shares of Common Stock or other securities issued on account of Series C Preferred Stock pursuant hereto or certificates representing such shares or securities. The Corporation shall not, however, be required to pay any such tax that may be payable in respect of any transfer involved in the issuance or delivery of shares of Series C Preferred Stock or Common Stock or other securities in a name other than that in which the shares of Series C Preferred Stock with respect to which such shares or other securities are issued or delivered were registered, or in respect of any payment to any Person other than a payment to the registered holder thereof, and shall not be required to make any such issuance, delivery or payment unless and until the Person otherwise entitled to such issuance, delivery or payment has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid or is not payable.

B-16

(c)          All payments on the shares of Series C Preferred Stock shall be subject to withholding and backup withholding of tax to the extent required by applicable law, subject to applicable exemptions, and amounts withheld, if any, shall be treated as received by the holders thereof.

(d)          No share of Series C Preferred Stock shall have any rights of preemption whatsoever under this Articles of Amendment as to any securities of the Corporation, or any warrants, rights or options issued or granted with respect thereto, regardless of how such securities, or such warrants, rights or options, may be designated issued or granted.

(e)          The shares of Series C Preferred Stock shall not have any voting powers, preferences or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as set forth herein or in the Articles of Incorporation or as provided by applicable law.

(f)          The Corporation covenants not to treat the Series C Preferred Stock as preferred stock for purposes of Section 305 of the Internal Revenue Code of 1986, as amended, except as otherwise required by applicable law.

B-17

z	{

☒ PLEASE MARK VOTES

AS IN THIS EXAMPLE

REVOCABLE PROXY

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

BNC BANCORP

SPECIAL MEETING OF SHAREHOLDERS
JULY 17, 2012
			For	Against	Abstain
The undersigned shareholder of BNC Bancorp hereby constitutes and appoints W. Swope Montgomery, Jr., Thomas R. Sloan, and Thomas R. Smith, and or any of them, attorneys and proxies with full power of substitution, to act and vote on behalf of the undersigned at the Special Meeting of Shareholders of BNC Bancorp to be held at the BNC Bancorp administrative office, located at 1226 Eastchester Drive, High Point, North Carolina, at 3:00 p.m., local time, and any adjournment or postponement thereof, as follows:	1.	To approve, for purposes of Nasdaq Rule 5635 and the terms of our Preferred Stock, (i) the conversion of our Series C Preferred Stock; (ii) the conversion of our Series B-1 Preferred Stock; and (iii) the conversion of the non-voting common stock issued upon conversion of the Series B-1 Preferred Stock, into shares of common stock.	☐	☐	☐

	2.	To act upon such other matters as may properly come before the special meeting or any adjournments thereof.

		THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL.

		This proxy will be voted as properly specified by the shareholder. If this proxy is returned and no instructions are given, the proxy will be voted for the proposal.

Please be sure to date and sign this proxy card in the box below.	Date

Sign above Co-holder (if any) sign above
Please sign exactly as your name appears herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign, but only one signature is required.
x	y

 ¿Detach above card, sign, date and mail in postage paid envelope provided. ¿

BNC BANCORP

The above signed acknowledges receipt from BNC Bancorp, prior to the election of this Proxy, of a Notice of Special Meeting and a Proxy Statement dated June 26, 2012.

PLEASE ACT PROMPTLY
SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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PROXY MATERIALS ARE AVAILABLE ON-LINE AT:
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4861